The Dow(sm) Dividend And Repurchase Target 5
                  Portfolio, 1(st) Quarter 2002 Series
              The Dow(sm) Dividend And Repurchase Target 10
                  Portfolio, 1(st) Quarter 2002 Series
         European Target 20 Portfolio, 1(st) Quarter 2002 Series
          Global Target 15 Portfolio, 1(st) Quarter 2002 Series
      The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series
         The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series
          Target Small-Cap Portfolio, 1(st) Quarter 2002 Series
             Target VIP Portfolio, 1(st) Quarter 2002 Series
            Total Target Portfolio, 1(st) Quarter 2002 Series
      Value Line(R) Target 25 Portfolio, 1(st) Quarter 2002 Series

                                 FT 585

FT 585 is a series of a unit investment trust, the FT Series. FT 585 consists of ten separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide the potential for an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)
                             1-800-621-9533


            The date of this prospectus is December 31, 2001
                         As amended January 2, 2002

                              Table of Contents

Summary of Essential Information                           3
Fee Table                                                  6
Report of Independent Auditors                             9
Statements of Net Assets                                  10
Schedules of Investments                                  13
The FT Series                                             27
Portfolios                                                27
Risk Factors                                              31
Hypothetical Performance Information                      34
Public Offering                                           38
Distribution of Units                                     40
The Sponsor's Profits                                     41
The Secondary Market                                      41
How We Purchase Units                                     41
Expenses and Charges                                      41
Tax Status                                                42
Retirement Plans                                          44
Rights of Unit Holders                                    45
Income and Capital Distributions                          45
Redeeming Your Units                                      46
Investing in a New Trust                                  47
Removing Securities from a Trust                          48
Amending or Terminating the Indenture                     48
Information on the Sponsor, Trustee and Evaluator         49
Other Information                                         50

                      Summary of Essential Information

                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                   Sponsor:   Nike Securities L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                           European           Global
                                                       The Dow(sm)       The Dow(sm)       Target 20          Target 15
                                                       DART 5 Portfolio  DART 10 Portfolio Portfolio          Portfolio
                                                       1(st) Quarter     1(st) Quarter     1(st) Quarter      1(st) Quarter
                                                       2002 Series       2002 Series       2002 Series        2002 Series
                                                       ____________      ____________      ____________       ____________
Initial Number of Units (1)                                 15,010           15,004            14,997             15,073
Fractional Undivided Interest in the Trust per Unit (1)   1/15,010         1/15,004          1/14,997           1/15,073
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities
     per Unit (2)                                       $    9.900       $    9.900        $    9.900         $    9.900
   Maximum Transactional Sales Charge of 2.70% of
      the Public Offering Price per Unit (2.727% of the
      net amount invested, exclusive of the deferred
      sales charge) (3)                                 $     .270       $     .270        $     .270         $     .270
   Less Deferred Sales Charge per Unit                  $    (.170)      $    (.170)       $    (.170)        $    (.170)
Public Offering Price per Unit (4)                      $   10.000       $   10.000        $   10.000         $   10.000
Sponsor's Initial Repurchase Price per Unit (5)         $    9.730       $    9.730        $    9.730         $    9.730
Redemption Price per Unit
   (based on aggregate underlying value of Securities
     less the deferred sales charge) (5)                $    9.730       $    9.730        $    9.730         $    9.730
Estimated Net Annual Distribution per Unit (6)          $     .178       $     .251        $     .404         $     .442
Cash CUSIP Number                                       30266Q 728       30266Q 769        30266T 102         30266T 144
Reinvestment CUSIP Number                               30266Q 736       30266Q 777        30266T 110         30266T 151
Fee Accounts Cash CUSIP Number                          30266Q 744       30266Q 785        30266T 128         30266T 169
Fee Accounts Reinvestment CUSIP Number                  30266Q 751       30266Q 793        30266T 136         30266T 177
Security Code                                                61776            61780             61788              61792
Ticker Symbol                                               FDDRQX           FDWRQX            FETRQX             FGTRQX

First Settlement Date                                 January 4, 2002
Rollover Notification Date                            March 1, 2003
Special Redemption and Liquidation Period             March 15, 2003 to March 31, 2003
Mandatory Termination Date (7)                        March 31, 2003
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2002.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2002.

____________

See "Notes to Summary of Essential Information" on page 5.

                      Summary of Essential Information

                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                   Sponsor:   Nike Securities L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                   The Nasdaq(R)       The S&P             Target Small-Cap
                                                                   Target 15 Portfolio Target 24 Portfolio Portfolio
                                                                   1(st) Quarter       1(st) Quarter       1(st) Quarter
                                                                   2002 Series         2002 Series         2002 Series
                                                                   ____________        ____________        ____________
Initial Number of Units (1)                                             14,992             15,012              15,004
Fractional Undivided Interest in the Trust per Unit (1)               1/14,992           1/15,012            1/15,004
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)   $    9.900         $    9.900          $    9.900
   Maximum Transactional Sales Charge of 2.70% of the Public
     Offering Price per Unit (2.727% of the net amount invested,
     exclusive of the deferred sales charge) (3)                    $     .270         $     .270          $     .270

   Less Deferred Sales Charge per Unit                              $    (.170)        $    (.170)         $    (.170)
Public Offering Price per Unit (4)                                  $   10.000         $   10.000          $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                     $    9.730         $    9.730          $    9.730
Redemption Price per Unit (based on aggregate underlying value
     of Securities less the deferred sales charge) (5)              $    9.730         $    9.730          $    9.730
Estimated Net Annual Distribution per Unit (6)                      $     N.A.         $     N.A.          $     N.A.
Cash CUSIP Number                                                   30266Q 645         30266Q 603          30266T 185
Reinvestment CUSIP Number                                           30266Q 652         30266Q 611          30266T 193
Fee Accounts Cash CUSIP Number                                      30266Q 660         30266Q 629          30266T 201
Fee Accounts Reinvestment CUSIP Number                              30266Q 678         30266Q 637          30266T 219
Security Code                                                            61768              61764               61796
Ticker Symbol                                                           FNQTQX             FSPTQX              FTSMQX


First Settlement Date                                 January 4, 2002
Rollover Notification Date                            March 1, 2003
Special Redemption and Liquidation Period             March 15, 2003 to March 31, 2003
Mandatory Termination Date (7)                        March 31, 2003
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2002.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2002.

____________

See "Notes to Summary of Essential Information" on page 5.

                      Summary of Essential Information

                                 FT 585


At the Opening of Business on the Initial Date of Deposit-December 31, 2001


                   Sponsor:   Nike Securities L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                   Target VIP          Total Target        Value Line(R)
                                                                   Portfolio           Portfolio           Target 25 Portfolio
                                                                   1(st) Quarter       1(st) Quarter       1(st) Quarter
                                                                   2002 Series         2002 Series         2002 Series
                                                                   ____________        ____________        ____________
Initial Number of Units (1)                                            39,996              15,009              15,008
Fractional Undivided Interest in the Trust per Unit (1)              1/39,996            1/15,009            1/15,008
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)  $    9.900          $    9.900          $    9.900
   Maximum Transactional Sales Charge of 2.70% of the Public
    Offering Price per Unit (2.727% of the net amount invested,
    exclusive of the deferred sales charge) (3)                    $     .270          $     .270          $     .270
   Less Deferred Sales Charge per Unit                             $    (.170)         $    (.170)         $    (.170)
Public Offering Price per Unit (4)                                 $   10.000          $   10.000          $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                    $    9.730          $    9.730          $    9.730
Redemption Price per Unit (based on aggregate underlying value of
     Securities less the deferred sales charge) (5)                $    9.730          $    9.730          $    9.730
Estimated Net Annual Distribution per Unit (6)                     $     N.A.          $     N.A.          $     N.A.
Cash CUSIP Number                                                  30266T 227          30266Q 801          30266Q 686
Reinvestment CUSIP Number                                          30266T 235          30266Q 819          30266Q 694
Fee Accounts Cash CUSIP Number                                     30266T 243          30266Q 827          30266Q 702
Fee Accounts Reinvestment CUSIP Number                             30266T 250          30266Q 835          30266Q 710
Security Code                                                           61800               61784               61772
Ticker Symbol                                                          FTVIQX              FTTPQX              FVLTQX

First Settlement Date                                 January 4, 2002
Rollover Notification Date                            March 1, 2003
Special Redemption and Liquidation Period             March 15, 2003 to March 31, 2003
Mandatory Termination Date (7)                        March 31, 2003
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2002.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2002.

_____________

                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on January 2, 2002, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price on the relevant stock exchange on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price on such date. The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the offering side of the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum transactional sales charge consists of an initial sales charge and a deferred sales charge, but does not include the creation and development fee. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distribution per Unit you receive will vary from that set forth above with changes in a Trust's fees and expenses, dividends received, currency exchange rates, foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." Dividend yield was not a selection criterion for The Nasdaq(R) Target 15 Portfolio, the Target Small-Cap Portfolio, the Target VIP Portfolio, the Total Target Portfolio or the Value Line(R) Target 25 Portfolio. At the Rollover Notification Date for Rollover Unit holders or upon termination of a Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders. We will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account as part of the final liquidation distribution.

(7) See "Amending or Terminating the Indenture."

                               Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 15 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                               The Dow (sm)           The Dow (sm)            European Target 20
                                                               DART 5 Portfolio       DART 10 Portfolio       Portfolio
                                                               1st Quarter            1st Quarter             1st Quarter
                                                               2002 Series            2002 Series             2002 Series
                                                               __________________     ___________________     __________________
                                                                          Amount                   Amount                Amount
                                                                          per Unit                 per Unit              per Unit
                                                                          ________                 ________              ________
Unit Holder Sales Fees
(as a percentage of public offering price)
Maximum Sales Charge
Initial sales charge                                           1.00%(a)   $.100       1.00%(a)     $.100      1.00%(a)   $.100
Deferred sales charge                                          1.70%(b)   $.170       1.70%(b)     $.170      1.70%(b)   $.170
Creation and development fee cap                               0.25%(c)   $.025       0.25%(c)     $.025      0.25%(c)   $.025
                                                               ________   _____       ________     _____      ________   _____
Maximum Sales Charges
(including creation and development fee cap)(c)                2.95%      $.295       2.95%       $.295       2.95%      $.295
                                                               ========   =====       ========    =====       ========   =====

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                   .250%(d)   $.0250      .250%(d)    $.0250      .275%(d)   $.0275
                                                               ========   ======      ========    ======      ========   ======

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and
   evaluation fees                                             .060%      $.0060      .060%       $.0060      .060%      $.0060
Trustee's fee and other operating expenses                     .127%(f)   $.0127      .127%(f)    $.0127      .228%(f)   $.0227
                                                               ________   ______      ________    ______      ________   ______
Total                                                          .187%      $.0187      .187%       $.0187      .288%      $.0287
                                                               ========   ======      ========    ======      ========   ======

                                                               Global                  The Nasdaq(R)           The S&P
                                                               Target 15               Target 15               Target 24 Portfolio
                                                               Portfolio, 1st          Portfolio, 1st          1st Quarter
                                                               Quarter 2002 Series     Quarter 2002 Series     2002 Series
                                                               ___________________     ___________________     __________________
                                                                          Amount                  Amount               Amount
                                                                          per Unit                per Unit             per Uni
                                                                          ________                ________             ________
Unit Holder Sales Fees
(as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                           1.00%(a)   $.100        1.00%(a)     $.100     1.00%(a)    $.100
Deferred sales charge                                          1.70%(b)   $.170        1.70%(b)     $.170     1.70%(b)    $.170
Creation and development fee                                   0.25%(c)   $.025        0.25%(c)     $.025     0.25%(c)    $.025
                                                               ________   _____        ________     _____    ________     _____
Maximum Sales Charges
   (including creation and development fee)(c)                 2.95%      $.295        2.95%        $.295     2.95%       $.295
                                                               ========   =====        ========     =====    ========     =====

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                   .250%(d)   $.0250       .250%(d)     $.0250    .250%(d)    $.0250
                                                               ========   ======       ========     ======    ========    ======

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and
   evaluation fees                                             .060%      $.0060       .060%        $.0060    .060%       $.0060
Trustee's fee and other operating expenses                     .197%(f)   $.0196       .147%(f)     $.0147    .157%(f)    $.0157
                                                               ________   ______        _______     ______    ________    ______
Total                                                          .257%      $.0256        .207%       $.0207    .217%       $.0217
                                                               ========   ======        =======     ======    ========    ======

                                                               Target                  Target                 Total Target
                                                               Small-Cap               VIP Portfolio          Portfolio
                                                               Portfolio, 1st          1st Quarter            1st Quarter
                                                               Quarter 2002 Series     2002 Series            2002 Series
                                                               ___________________     ___________________    ______________
                                                                          Amount                   Amount               Amount
                                                                          per Unit                 per Unit             per Uni
                                                                          ________                 ________             ________
Unit Holder Sales Fees
(as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                           1.00%(a)   $.100        1.00%(a)    $.100      1.00%(a)  $.100
Deferred sales charge                                          1.70%(b)   $.170        1.70%(b)    $.170      1.70%(b)  $.170
Creation and development fee                                   0.25%(c)   $.025        0.25%(c)    $.025      0.25%(c)  $.025
                                                               ________   _____        ________     _____     ________  _____
Maximum Sales Charges
   (including creation and development fee)(c)                 2.95%      $.295        2.95%       $.295      2.95%     $.295
                                                               ========   =====        ========    =====      ========  =====

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                   .250%(d)   $.0250       .250%(d)    $.0250     .250%(d)  $.0250
                                                               ========   ======       ========    ======     ========  =====

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and
  evaluation fees                                              .060%      $.0060       .060%       $.0060     .060%     $.0060
Trustee's fee and other operating expenses                     .107%(f)   $.0107       .313%(f)    $.0312     .159%(f)  $.0159
                                                               ________   ______       ________    ______     ________  ______
Total                                                          .157%      $.0167       .373%       $.0372     .219%     $.0219
                                                               ========   ======       ========    ======     ========  ======


                                                                                         Value Line(R)
                                                                                         Target 25 Portfolio
                                                                                         1st Quarter 2002 Series
                                                                                         _______________________
                                                                                                      Amount
                                                                                                      per Unit
                                                                                                      ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                                                     1.00%(a)     $.100
Deferred sales charge                                                                    1.70%(b)     $.170
Creation and development fee                                                             0.25%(c)     $.025
                                                                                         ________     ______
Maximum Sales Charges (including creation and development fee)(c)                        2.95%        $.295
                                                                                         ========     ======

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                                             .250%(d)     $.0250
                                                                                         ========     ======

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees                   .060%        $.0060
Trustee's fee and other operating expenses                                               .208%(f)     $.0207
                                                                                         ________     ______
Total                                                                                    .268%        $.0267
                                                                                         ========     ======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and then sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs would be:

                                                                 1 Year     3 Years    5 Years    10 Years
                                                                 ______     _______    _______    ________
The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series          $339       $830       $1,348     $2,764
The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series          339        830        1,348      2,764
European Target 20 Portfolio, 1(st) Quarter 2002 Series           351        868        1,410      2,889
Global Target 15 Portfolio, 1(st) Quarter 2002 Series             346        851        1,382      2,834
The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series      341        836        1,358      2,784
The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series            342        839        1,363      2,794
Target Small-Cap Portfolio, 1(st) Quarter 2002 Series             337        824        1,338      2,744
Target VIP Portfolio, 1(st) Quarter 2002 Series                   357        886        1,440      2,947
Total Target Portfolio, 1(st) Quarter 2002 Series                 342        840        1,364      2,796
Value Line(R)Target 25 Portfolio, 1(st) Quarter 2002 Series       347        854        1,388      2,844

The example assumes that the principal amount and distributions are rolled annually into a New Trust, and you are subject to a reduced transactional sales charge.

_____________

(a) The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum transactional sales charge of 2.70% and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.170 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing April 19, 2002.

(c) The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of .25% per Trust collected at the end of the initial offering period which is generally 90 days. The creation and development fee is computed based on a Trust's average daily net asset value through the date of collection. If the value of your Units decreases over the initial offering period, the creation and development fee as a percentage of your initial investment will be less than .25%. However, in no event will we collect more than .25% of your initial investment if the value of your Units increases over the initial offering period.

(d) Estimated organization costs will be deducted from the assets of each Trust at the end of the initial offering period.

(e) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f) Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                       Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 585


We have audited the accompanying statements of net assets, including the schedules of investments, of FT 585, comprising The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series; The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series; European Target 20 Portfolio, 1(st) Quarter 2002 Series; Global Target 15 Portfolio, 1(st) Quarter 2002 Series; The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series; The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series; Target Small-Cap Portfolio, 1(st) Quarter 2002 Series; Target VIP Portfolio, 1(st) Quarter 2002 Series; Total Target Portfolio, 1(st) Quarter 2002 Series; and Value Line(R)Target 25 Portfolio, 1(st) Quarter 2002 Series (the "Trusts"), as of the opening of business on December 31, 2001 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by JPMorgan Chase Bank, the Trustee, and allocated among the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on December 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 585, comprising The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series; The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series; European Target 20 Portfolio, 1(st) Quarter 2002 Series; Global Target 15 Portfolio, 1(st) Quarter 2002 Series; The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series; The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series; Target Small-Cap Portfolio, 1(st) Quarter 2002 Series; Target VIP Portfolio, 1(st) Quarter 2002 Series; Total Target Portfolio, 1(st) Quarter 2002 Series; and Value Line(R)Target 25 Portfolio, 1(st) Quarter 2002 Series, at the opening of business on December 31, 2001 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP


Chicago, Illinois
December 31, 2001

                            Statements of Net Assets

                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                The Dow(sm)        The Dow(sm)        European Target 20  Global Target 15
                                                DART 5 Portfolio   DART 10 Portfolio  Portfolio           Portfolio
                                                1(st) Quarter      1(st) Quarter      1(st) Quarter       1(st) Quarter
                                                2002 Series        2002 Series        2002 Series         2002 Series
                                                _____________      _____________      _____________        _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                $148,604           $148,539           $148,475             $149,220
Less liability for reimbursement to Sponsor
   for organization costs (3)                       (375)              (375)              (412)                (377)
Less liability for deferred sales charge (4)      (2,552)            (2,551)            (2,549)              (2,562)
                                                ________           ________           ________             ________
Net assets                                      $145,677           $145,613           $145,514             $146,281
                                                ========           ========           ========             ========
Units outstanding                                 15,010             15,004             14,997               15,073

ANALYSIS OF NET ASSETS
Cost to investors (5)                           $150,105           $150,039           $149,975             $150,728
Less maximum transactional sales charge (5)       (4,053)            (4,051)            (4,049)              (4,070)
Less estimated reimbursement to Sponsor
   for organization costs (3)                       (375)              (375)              (412)                (377)
                                                ________           ________           ________             ________
Net assets                                      $145,677           $145,613           $145,514             $146,281
                                                ========           ========           ========             ========

__________

See "Notes to Statements of Net Assets" on page 12.

                         Statements of Net Assets

                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                The Nasdaq(R)       The S&P              Target Small-Cap
                                                                Target 15 Portfolio Target 24 Portfolio  Portfolio
                                                                1(st) Quarter       1(st) Quarter        1(st) Quarter
                                                                2002 Series         2002 Series          2002 Series
                                                                _____________       _____________        _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                $148,417            $148,614             $148,545
Less liability for reimbursement to Sponsor
   for organization costs (3)                                      (375)               (375)                (375)
Less liability for deferred sales charge (4)                     (2,549)             (2,552)              (2,551)
                                                                ________            ________             _________
Net assets                                                      $145,493            $145,687             $145,619
                                                                ========            ========             =========
Units outstanding                                                14,992               15,012               15,004

ANALYSIS OF NET ASSETS
Cost to investors (5)                                           $149,916            $150,115             $150,045
Less maximum transactional sales charge (5)                       (4,048)             (4,053)              (4,051)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                       (375)               (375)                (375)
                                                                ________            ________             _________
Net assets                                                      $145,493            $145,687             $145,619
                                                                ========            ========             ========

__________

See "Notes to Statements of Net Assets" on page 12.

                          Statements of Net Assets

                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                        Target VIP       Total Target     Value Line(R)
                                                                        Portfolio        Portfolio        Target 25 Portfolio
                                                                        1(st) Quarter    1(st) Quarter    1(st) Quarter
                                                                        2002 Series      2002 Series      2002 Series
                                                                        ______________   ______________   ______________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)      $395,960         $148,590         $148,583
Less liability for reimbursement to Sponsor for organization costs (3)    (1,000)            (375)            (375)
Less liability for deferred sales charge (4)                              (6,799)          (2,552)          (2,551)
                                                                        ________         ________         ________
Net assets                                                              $388,161         $145,663         $145,657
                                                                        ========         ========         ========
Units outstanding                                                         39,996           15,009           15,008

ANALYSIS OF NET ASSETS
Cost to investors (5)                                                   $399,960         $150,090         $150,084
Less maximum transactional sales charge (5)                              (10,799)          (4,052)          (4,052)
Less estimated reimbursement to Sponsor for organization costs (3)        (1,000)            (375)            (375)
                                                                        ________         ________         ________
Net assets                                                              $388,161         $145,663         $145,657
                                                                        ========         ========         ========

__________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit for $2,300,000 issued by JPMorgan Chase Bank ($1,800,000 of which will be allocated among each of The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series; The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series; European Target 20 Portfolio, 1(st) Quarter 2002 Series; Global Target 15 Portfolio, 1(st) Quarter 2002 Series; The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series; The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series; Target Small-Cap Portfolio, 1(st) Quarter 2002 Series; Total Target Portfolio, 1(st) Quarter 2002 Series; and the Value Line(R)Target 25 Portfolio, 1(st) Quarter 2002 Series; and $500,000 of which will be allocated to the Target VIP Portfolio, 1(st) Quarter 2002 Series) has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0250, $.0250, $.0275, $.0250, $.0250, $.0250, $.0250, $.0250, $.0250 and
$.0250 per Unit for The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series; The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series; the European Target 20 Portfolio, 1(st) Quarter 2002 Series; Global Target 15 Portfolio, 1(st) Quarter 2002 Series; The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series; The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series; the Target Small-Cap Portfolio, 1(st) Quarter 2002 Series; the Target VIP Portfolio, 1(st) Quarter 2002 Series; Total Target Portfolio, 1(st) Quarter 2002 Series; and the Value Line(R)Target 25 Portfolio, 1(st) Quarter 2002 Series, respectively. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from a Trust ($.170 per Unit), payable to the Sponsor in three approximately equal monthly installments beginning on April 19, 2002 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through June 20, 2002. If
Unit holders redeem Units before June 20, 2002 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The aggregate cost to investors in a Trust includes a maximum transactional sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 2.70% of the Public Offering Price (equivalent to 2.727% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of the transactional sales charge as set forth under "Public Offering."

                         Schedule of Investments

         The Dow(sm) Dividend And Repurchase Target 5 Portfolio,
                     1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         ___________   ________    _____________  ______
822        AA        Alcoa Inc.                                              20%         $ 36.150    $ 29,715        1.66%
760        BA        The Boeing Company                                      20%           39.100      29,716        1.74%
747        XOM       Exxon Mobil Corporation                                 20%           39.780      29,716        2.31%
242        IBM       International Business Machines Corporation             20%          122.900      29,742        0.46%
813        JPM       J.P. Morgan Chase & Co. (4)                             20%           36.550      29,715        3.72%
                                                                           ______                    ________
                          Total Investments                                 100%                     $148,604
                                                                           =====                     ========

___________

See "Notes to Schedules of Investments" on page 26.

                          Schedule of Investments

           The Dow(sm) Dividend And Repurchase Target 10 Portfolio,
                        1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         ___________   ________    _____________  ______
411        AA        Alcoa Inc.                                              10%         $ 36.150    $ 14,858        1.66%
380        BA        The Boeing Company                                      10%           39.100      14,858        1.74%
709        DIS       The Walt Disney Company                                 10%           20.950      14,853        1.00%
487        EK        Eastman Kodak Company                                   10%           30.480      14,844        5.91%
373        XOM       Exxon Mobil Corporation                                 10%           39.780      14,838        2.31%
304        GM        General Motors Corporation                              10%           48.920      14,872        4.09%
713        HWP       Hewlett-Packard Company                                 10%           20.820      14,845        1.54%
121        IBM       International Business Machines Corporation             10%          122.900      14,871        0.46%
406        JPM       J.P. Morgan Chase & Co. (4)                             10%           36.550      14,839        3.72%
323        MO        Philip Morris Companies Inc.                            10%           46.010      14,861        5.04%
                                                                           ______                    ________
                          Total Investments                                 100%                     $148,539
                                                                           =====                     ========

___________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

         European Target 20 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                             Percentage
Number                                                                       of Aggregate  Market      Cost of       Current
of       Ticker Symbol and                                                   Offering      Value       Securities to Dividend
Shares   Name of Issuer of Securities (1)                                    Price         per Share   the Trust (2) Yield (3)
______   ________________________________                                    _________     _________   _________     _________
  465    AABA NA      ABN AMRO Holding NV                                      5%          $ 15.952     $  7,418       5.25%
  521    ANL LN       Abbey National Plc                                       5%            14.245        7,422       5.33%
  482    AAL LN       Anglo American Plc                                       5%            15.397        7,421       3.45%
1,475    BLT LN       BHP Billiton Plc                                         5%             5.033        7,424       3.23%
  235    BAY GY       Bayer AG                                                 5%            31.570        7,419       5.17%
  884    BATS LN      British American Tobacco Plc                             5%             8.401        7,426       5.69%
  603    CGNU LN      CGNU Plc                                                 5%            12.312        7,424       4.97%
1,572    CW/ LN       Cable & Wireless Plc                                     5%             4.722        7,423       4.45%
  174    DCX GY       DaimlerChrysler AG                                       5%            42.637        7,419       6.94%
  479    ELE SM       Endesa, S.A.                                             5%            15.494        7,421       3.84%
1,330    ENEL IM      Enel SpA                                                 5%             5.582        7,424       4.11%
  629    HSBA LN      HSBC Holdings Plc                                        5%            11.805        7,425       4.47%
2,993    BIN IM       IntesaBci SpA                                            5%             2.481        7,425       3.30%
  680    LLOY LN      Lloyds TSB Group Plc                                     5%            10.921        7,426       4.64%
1,415    NDA SS       Nordea AB                                                5%             5.248        7,426       3.60%
  699    SPI IM       Sanpaolo IMI SpA                                         5%            10.626        7,428       4.71%
  134    GLE FP       Societe Generale                                         5%            55.423        7,427       3.84%
  618    STAN LN      Standard Chartered Plc                                   5%            12.015        7,425       3.59%
1,091    STL NO       Statoil ASA                                              5%             6.807        7,427       4.90%
   32    ZURN VX      Zurich Financial Services AG                             5%           232.025        7,425       4.40%
                                                                             _______                    ________
                              Total Investments                              100%                       $148,475
                                                                             =======                    ========

___________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

          Global Target 15 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                       Percentage                   Cost of
Number                                                                 of Aggregate     Market      Securities   Current
of                                                                     Offering         Value per   to the       Dividend
Shares      Name of Issuer of Securities (1)                           Price            Share       Trust (2)    Yield (3)
______      _______________________________________                    ___________      ________    __________   _________
            DJIA COMPANIES:
            _______________
   325      Eastman Kodak Company                                       6.64%           $30.480     $  9,906       5.91%
   249      Exxon Mobil Corporation                                     6.64%            39.780        9,905       2.31%
   243      International Paper Company                                 6.62%            40.670        9,883       2.46%
   271      J.P. Morgan Chase & Co. (4)                                 6.64%            36.550        9,905       3.72%
   251      SBC Communications Inc.                                     6.64%            39.490        9,912       2.60%

            FT INDEX COMPANIES:
            ___________________
 1,896      EMI Group Plc                                               6.63%             5.221        9,900       4.93%
 2,532      GKN Plc                                                     6.64%             3.911        9,902       8.44%
 5,612      Invensys Plc                                                6.63%             1.764        9,900       5.66%
 2,890      The Peninsular & Oriental Steam Navigation Company          6.63%             3.425        9,899       6.34%
 1,975      Tate & Lyle Plc                                             6.63%             5.011        9,898       5.72%

            HANG SENG INDEX COMPANIES:
            _________________________
10,000      Amoy Properties Limited (5)                                 6.96%             1.038       10,384       4.94%
 8,000      Cathay Pacific Airways Limited                              6.84%             1.276       10,205       5.78%
 6,000      Cheung Kong Infrastructure Holdings Limited                 6.37%             1.583        9,500       4.94%
11,000      Hang Lung Development Company Limited (5)                   6.57%             0.891        9,801       6.33%
10,000      Hysan Development Company Limited                           6.92%             1.032       10,320       5.09%
                                                                      ______                        ________
                    Total Investments                                 100.00%                       $149,220
                                                                      ======                        ========

_____________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

      The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


                                                                                      Percentage
Number                                                                                of Aggregate  Market      Cost of
of         Ticker Symbol and                                                          Offering      Value per   Securities to
Shares     Name of Issuer of Securities (1)                                           Price         Share       the Trust (2)
______     _______________________________________                                    ___________   ________    _____________
135        APOL      Apollo Group, Inc. (Class A)                                      4.10%        $45.060     $  6,083
330        BBBY      Bed Bath & Beyond Inc.                                            7.68%         34.550       11,402
172        BGEN      Biogen, Inc.                                                      6.84%         58.990       10,146
310        BMET      Biomet, Inc.                                                      6.62%         31.700        9,827
102        CDWC      CDW Computer Centers, Inc.                                        3.73%         54.250        5,534
196        CTAS      Cintas Corporation                                                6.56%         49.690        9,739
594        CEFT      Concord EFS, Inc.                                                13.00%         32.490       19,299
515        COST      Costco Wholesale Corporation                                     15.68%         45.190       23,273
134        CYTC      Cytyc Corporation                                                 2.41%         26.690        3,576
218        FISV      Fiserv, Inc.                                                      6.41%         43.620        9,509
213        KLAC      KLA-Tencor Corporation                                            7.37%         51.310       10,929
151        MCHP      Microchip Technology Incorporated                                 4.11%         40.420        6,103
173        NVDA      NVIDIA Corporation                                                7.89%         67.710       11,714
 89        PCAR      PACCAR Inc.                                                       4.06%         67.680        6,024
 78        SYMC      Symantec Corporation                                              3.54%         67.420        5,259
                                                                                      ______                    ________
                          Total Investments                                           100.00%                   $148,417
                                                                                      ======                    ========

______________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

         The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001



                                                                                Percentage
Number                                                                          of Aggregate     Market      Cost of
of          Ticker Symbol and                                                   Offering         Value per   Securities to
Shares      Name of Issuer of Securities (1)                                    Price            Share       the Trust (2)
______      ____________________________                                        ___________      ________    __________
  73        ADSK     Autodesk, Inc.                                              1.83%           $ 37.300     $  2,723
  90        AZO      AutoZone, Inc.                                              4.42%             72.890        6,560
  87        AVP      Avon Products, Inc.                                         2.73%             46.680        4,061
  78        BLS      BellSouth Corporation                                       2.03%             38.750        3,023
  30        BMET     Biomet, Inc.                                                0.64%             31.700          951
 131        BR       Burlington Resources Inc.                                   3.34%             37.880        4,962
   6        CTL      CenturyTel, Inc.                                            0.13%             32.850          197
  87        DLX      Deluxe Corporation                                          2.46%             41.940        3,649
  82        DVN      Devon Energy Corporation                                    2.16%             39.200        3,214
  20        FRX      Forest Laboratories, Inc.                                   1.10%             81.680        1,634
 134        GIS      General Mills, Inc.                                         4.72%             52.360        7,016
 228        GPC      Genuine Parts Company                                       5.63%             36.680        8,363
 341        JNJ      Johnson & Johnson                                          13.74%             59.860       20,412
 240        KLAC     KLA-Tencor Corporation                                      8.29%             51.310       12,314
 190        MCO      Moody's Corporation                                         5.18%             40.550        7,705
 195        NVDA     NVIDIA Corporation                                          8.88%             67.710       13,203
  88        PGR      The Progressive Corporation                                 8.93%            150.850       13,275
 227        RHI      Robert Half International Inc.                              4.13%             27.010        6,131
 140        SBC      SBC Communications Inc.                                     3.72%             39.490        5,529
  72        SWK      The Stanley Works                                           2.25%             46.520        3,349
 257        SV       Stilwell Financial, Inc.                                    4.85%             28.020        7,201
  51        SUN      Sunoco, Inc.                                                1.29%             37.700        1,923
 227        TJX      The TJX Companies, Inc.                                     6.12%             40.040        9,089
  61        UST      UST Inc.                                                    1.43%             34.910        2,130
                                                                               ______                         ________
                          Total Investments                                    100.00%                        $148,614
                                                                               ======                         ========

___________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

          Target Small-Cap Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001



Number                                                                      Percentage         Market         Cost of
of        Ticker Symbol and                                                 of Aggregate       Value per      Securities to
Shares    Name of Issuer of Securities (1)                                  Offering Price     Share          the Trust (2)
______    _______________________________________                           ____________       ________       ____________
   91     PLB        American Italian Pasta Company                           2.70%            $44.020        $  4,006
  167     AMMD       American Medical Systems Holdings, Inc.                  2.38%             21.150           3,532
  152     AGY        Argosy Gaming Company                                    3.41%             33.350           5,069
  159     AH         Armor Holdings, Inc.                                     2.92%             27.250           4,333
1,370     ASCL       Ascential Software Corporation                           3.79%              4.110           5,631
   79     BEIQ       BEI Technologies, Inc.                                   0.88%             16.610           1,312
   69     CATT       Catapult Communications Corporation                      1.17%             25.130           1,734
   64     PFCB       P.F. Chang's China Bistro, Inc.                          2.10%             48.710           3,117
  131     CNMD       CONMED Corporation                                       1.76%             19.930           2,611
   58     DIAN       DIANON Systems, Inc.                                     2.42%             62.000           3,596
  273     EFDS       eFunds Corporation                                       2.56%             13.950           3,808
   98     ELK        Elcor Corporation                                        1.92%             29.150           2,857
  366     ENTG       Entegris Inc.                                            2.72%             11.040           4,041
  171     FEIC       FEI Company                                              3.81%             33.100           5,660
  133     FHRX       First Horizon Pharmaceutical Corporation                 2.76%             30.880           4,107
  151     FRK        Florida Rock Industries, Inc.                            3.81%             37.460           5,656
  160     FOSL       Fossil, Inc.                                             2.31%             21.410           3,426
  133     GTIV       Gentiva Health Services, Inc.                            1.97%             22.000           2,926
  165     HTLD       Heartland Express, Inc.                                  3.30%             29.750           4,909
  192     JBHT       J.B. Hunt Transport Services, Inc.                       2.97%             23.010           4,418
   46     ICUI       ICU Medical, Inc.                                        1.39%             44.960           2,068
  126     ESI        ITT Educational Services, Inc.                           3.13%             36.950           4,656
  204     INFS       InFocus Corporation                                      3.19%             23.240           4,741
  223     NSIT       Insight Enterprises, Inc.                                3.70%             24.630           5,492
   80     IMGC       Intermagnetics General Corporation                       1.37%             25.510           2,041
  138     JDAS       JDA Software Group, Inc.                                 2.11%             22.700           3,133
  128     LNR        LNR Property Corporation                                 2.75%             31.900           4,083
  194     MKSI       MKS Instruments, Inc.                                    3.52%             26.930           5,224
  124     MNTR       Mentor Corporation                                       2.43%             29.070           3,605
   80     NANO       Nanometrics Incorporated                                 1.05%             19.410           1,553
  314     OCAS       Ohio Casualty Corporation                                3.39%             16.050           5,040
  115     ROIL       Remington Oil & Gas Corporation                          1.34%             17.360           1,996
  291     RBNC       Republic Bancorp Inc.                                    2.72%             13.860           4,033
  101     ROAD       Roadway Corporation                                      2.50%             36.800           3,717
  128     SERO       Serologicals Corporation                                 1.87%             21.650           2,771
   97     SHFL       Shuffle Master, Inc.                                     1.02%             15.600           1,513
  143     SONC       Sonic Corp.                                              3.50%             36.380           5,202
  333     SIB        Staten Island Bancorp, Inc.                              3.67%             16.370           5,451
  186     TTWO       Take-Two Interactive Software, Inc.                      2.06%             16.430           3,056
  101     UNFI       United Natural Foods, Inc.                               1.63%             23.970           2,421
                                                                            _______                           ________
                             Total Investments                              100.00%                           $148,545
                                                                            =======                           ========

___________

See "Notes to Schedules of Investments" on page 26.

                           Schedule of Investments

             Target VIP Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001



Number                                                                             Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                 Offering Price   per Share   the Trust (2)
______    _______________________________                                          ____________     _________   _____________
          Dow(sm) DART 5 Strategy Stocks (16.66%):
          _______________________________
365       AA          Alcoa Inc.                                                     3.33%          $ 36.150     $ 13,195
338       BA          The Boeing Company                                             3.34%            39.100       13,216
332       XOM         Exxon Mobil Corporation                                        3.34%            39.780       13,207
107       IBM         International Business Machines Corporation                    3.32%           122.900       13,150
361       JPM         J.P. Morgan Chase & Co. (4)                                    3.33%            36.550       13,195

          European Target 20 Strategy Stocks (16.60%):
          __________________________________
207       AABA NA     ABN AMRO Holding NV                                            0.83%            15.952        3,302
232       ANL LN      Abbey National Plc                                             0.83%            14.245        3,305
214       AAL LN      Anglo American Plc                                             0.83%            15.397        3,295
655       BLT LN      BHP Billiton Plc                                               0.83%             5.033        3,297
104       BAY GY      Bayer AG                                                       0.83%            31.570        3,283
393       BATS LN     British American Tobacco Plc                                   0.83%             8.401        3,302
268       CGNU LN     CGNU Plc                                                       0.83%            12.312        3,300
699       CW/ LN      Cable & Wireless Plc                                           0.83%             4.722        3,301
 77       DCX GY      DaimlerChrysler AG                                             0.83%            42.637        3,283
213       ELE SM      Endesa, S.A.                                                   0.83%            15.494        3,300
591       ENEL IM     Enel SpA                                                       0.83%             5.582        3,299
279       HSBA LN     HSBC Holdings Plc                                              0.83%            11.805        3,294
1,330     BIN IM      IntesaBci SpA                                                  0.83%             2.481        3,300
302       LLOY LN     Lloyds TSB Group Plc                                           0.83%            10.921        3,298
629       NDA SS      Nordea AB                                                      0.83%             5.248        3,301
310       SPI IM      Sanpaolo IMI SpA                                               0.83%            10.626        3,294
 60       GLE FP      Societe Generale                                               0.84%            55.423        3,325
275       STAN LN     Standard Chartered Plc                                         0.83%            12.015        3,304
485       STL NO      Statoil ASA                                                    0.83%             6.807        3,301
 14       ZURN VX     Zurich Financial Services AG                                   0.82%           232.025        3,248

          The Nasdaq(R) Target 15 Strategy Stocks (16.69%):
          _______________________________________
 60       APOL        Apollo Group, Inc. (Class A)                                   0.68%            45.060        2,704
147       BBBY        Bed Bath & Beyond Inc.                                         1.28%            34.550        5,079
 77       BGEN        Biogen, Inc.                                                   1.15%            58.990        4,542
138       BMET        Biomet, Inc.                                                   1.11%            31.700        4,375
 45       CDWC        CDW Computer Centers, Inc.                                     0.62%            54.250        2,441
 87       CTAS        Cintas Corporation                                             1.09%            49.690        4,323
264       CEFT        Concord EFS, Inc.                                              2.17%            32.490        8,577
229       COST        Costco Wholesale Corporation                                   2.61%            45.190       10,348
 60       CYTC        Cytyc Corporation                                              0.40%            26.690        1,601
 97       FISV        Fiserv, Inc.                                                   1.07%            43.620        4,231
 95       KLAC        KLA-Tencor Corporation                                         1.23%            51.310        4,874
 67       MCHP        Microchip Technology Incorporated                              0.68%            40.420        2,708
 77       NVDA        NVIDIA Corporation                                             1.32%            67.710        5,214
 40       PCAR        PACCAR Inc.                                                    0.68%            67.680        2,707
 35       SYMC        Symantec Corporation                                           0.60%            67.420        2,360

                     Schedule of Investments (cont'd.)

             Target VIP Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


 At the Opening of Business on the Initial Date of Deposit-December 31,
                                  2001


Number                                                                              Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                 of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                  Offering Price   per Share   the Trust (2)
______    _______________________________                                           ____________     _________   _____________
          The S&P Target 24 Strategy Stocks (16.70%):
          __________________________________
 32       ADSK        Autodesk, Inc.                                                  0.30%          $ 37.300     $ 1,194
 40       AZO         AutoZone, Inc.                                                  0.74%            72.890       2,916
 39       AVP         Avon Products, Inc.                                             0.46%            46.680       1,821
 35       BLS         BellSouth Corporation                                           0.34%            38.750       1,356
 13       BMET        Biomet, Inc.                                                    0.11%            31.700         412
 58       BR          Burlington Resources Inc.                                       0.55%            37.880       2,197
  3       CTL         CenturyTel, Inc.                                                0.02%            32.850          98
 39       DLX         Deluxe Corporation                                              0.41%            41.940       1,636
 36       DVN         Devon Energy Corporation                                        0.36%            39.200       1,410
  9       FRX         Forest Laboratories, Inc.                                       0.19%            81.680         735
 60       GIS         General Mills, Inc.                                             0.79%            52.360       3,142
101       GPC         Genuine Parts Company                                           0.94%            36.680       3,705
151       JNJ         Johnson & Johnson                                               2.28%            59.860       9,039
107       KLAC        KLA-Tencor Corporation                                          1.39%            51.310       5,490
 84       MCO         Moody's Corporation                                             0.86%            40.550       3,406
 87       NVDA        NVIDIA Corporation                                              1.49%            67.710       5,891
 39       PGR         The Progressive Corporation                                     1.49%           150.850       5,883
101       RHI         Robert Half International Inc.                                  0.69%            27.010       2,728
 62       SBC         SBC Communications Inc.                                         0.62%            39.490       2,448
 32       SWK         The Stanley Works                                               0.38%            46.520       1,489
114       SV          Stilwell Financial, Inc.                                        0.81%            28.020       3,194
 23       SUN         Sunoco, Inc.                                                    0.22%            37.700         867
101       TJX         The TJX Companies, Inc.                                         1.02%            40.040       4,044
 27       UST         UST Inc.                                                        0.24%            34.910         943

          Target Small-Cap Strategy Stocks (16.64%):
          _________________________________
 41       PLB         American Italian Pasta Company                                  0.46%            44.020       1,805
 74       AMMD        American Medical Systems Holdings, Inc.                         0.40%            21.150       1,565
 67       AGY         Argosy Gaming Company                                           0.56%            33.350       2,234
 71       AH          Armor Holdings, Inc.                                            0.49%            27.250       1,935
609       ASCL        Ascential Software Corporation                                  0.63%             4.110       2,503
 35       BEIQ        BEI Technologies, Inc.                                          0.15%            16.610         581
 31       CATT        Catapult Communications Corporation                             0.20%            25.130         779
 28       PFCB        P.F. Chang's China Bistro, Inc.                                 0.34%            48.710       1,364
 58       CNMD        CONMED Corporation                                              0.29%            19.930       1,156
 26       DIAN        DIANON Systems, Inc.                                            0.41%            62.000       1,612
121       EFDS        eFunds Corporation                                              0.43%            13.950       1,688
 44       ELK         Elcor Corporation                                               0.32%            29.150       1,283
163       ENTG        Entegris Inc.                                                   0.45%            11.040       1,799
 76       FEIC        FEI Company                                                     0.64%            33.100       2,516
 59       FHRX        First Horizon Pharmaceutical Corporation                        0.46%            30.880       1,822
 67       FRK         Florida Rock Industries, Inc.                                   0.63%            37.460       2,510
 71       FOSL        Fossil, Inc.                                                    0.38%            21.410       1,520
 59       GTIV        Gentiva Health Services, Inc.                                   0.33%            22.000       1,298
 73       HTLD        Heartland Express, Inc.                                         0.55%            29.750       2,172
 85       JBHT        J.B. Hunt Transport Services, Inc.                              0.49%            23.010       1,956
 20       ICUI        ICU Medical, Inc.                                               0.23%            44.960         899

                      Schedule of Investments (cont'd.)

             Target VIP Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


      At the Opening of Business on the Initial Date of Deposit-
                           December 31, 2001


Number                                                                              Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                 of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                  Offering Price   per Share   the Trust (2)
______    _______________________________                                           ____________     _________   _____________
          Target Small-Cap Strategy Stocks (cont'd.):
          _________________________________
 56       ESI         ITT Educational Services, Inc.                                  0.52%          $ 36.950     $  2,069
 91       INFS        InFocus Corporation                                             0.53%            23.240        2,115
 99       NSIT        Insight Enterprises, Inc.                                       0.62%            24.630        2,438
 35       IMGC        Intermagnetics General Corporation                              0.23%            25.510          893
 61       JDAS        JDA Software Group, Inc.                                        0.35%            22.700        1,385
 57       LNR         LNR Property Corporation                                        0.46%            31.900        1,818
 86       MKSI        MKS Instruments, Inc.                                           0.58%            26.930        2,316
 55       MNTR        Mentor Corporation                                              0.40%            29.070        1,599
 35       NANO        Nanometrics Incorporated                                        0.17%            19.410          679
140       OCAS        Ohio Casualty Corporation                                       0.57%            16.050        2,247
 51       ROIL        Remington Oil & Gas Corporation                                 0.22%            17.360          885
129       RBNC        Republic Bancorp Inc.                                           0.45%            13.860        1,788
 45       ROAD        Roadway Corporation                                             0.42%            36.800        1,656
 57       SERO        Serologicals Corporation                                        0.31%            21.650        1,234
 43       SHFL        Shuffle Master, Inc.                                            0.17%            15.600          671
 63       SONC        Sonic Corp.                                                     0.58%            36.380        2,292
148       SIB         Staten Island Bancorp, Inc.                                     0.61%            16.370        2,423
 82       TTWO        Take-Two Interactive Software, Inc.                             0.34%            16.430        1,347
 45       UNFI        United Natural Foods, Inc.                                      0.27%            23.970        1,079

          Value Line(R) Target 25 Strategy Stocks (16.71%):
          _______________________________________
 94       ARG         Airgas, Inc.                                                    0.36%            14.990        1,409
 12       AMWD        American Woodmark Corporation                                   0.16%            53.040          636
 41       APOG        Apogee Enterprises, Inc.                                        0.17%            16.200          664
 50       APPB        Applebee's International, Inc.                                  0.44%            34.720        1,736
145       AZO         AutoZone, Inc.                                                  2.67%            72.890       10,569
 14       BIO/A       Bio-Rad Laboratories, Inc. (Class A)                            0.22%            63.250          886
 37       CHS         Chico's FAS, Inc.                                               0.38%            40.240        1,489
 84       CPRT        Copart, Inc.                                                    0.79%            37.160        3,121
 39       DP          Diagnostic Products Corporation                                 0.44%            44.200        1,724
 23       FRED        Fred's, Inc.                                                    0.23%            39.730          914
 54       GAP         The Great Atlantic & Pacific Tea Company, Inc.                  0.33%            23.880        1,289
190       IKN         IKON Office Solutions, Inc.                                     0.56%            11.640        2,212
 41       LE          Lands' End, Inc.                                                0.52%            50.010        2,050
 87       MIK         Michaels Stores, Inc.                                           0.73%            33.200        2,888
 71       MHK         Mohawk Industries, Inc.                                         0.99%            55.010        3,906
168       MYL         Mylan Laboratories Inc.                                         1.61%            37.910        6,369
200       NVDA        NVIDIA Corporation                                              3.42%            67.710       13,542
140       RPM         RPM, Inc.                                                       0.52%            14.640        2,050
 56       RGIS        Regis Corporation                                               0.37%            26.440        1,481
 41       RYAN        Ryan's Family Steak Houses, Inc.                                0.22%            21.050          863
 18       RYL         The Ryland Group, Inc.                                          0.34%            74.400        1,339
141       STK         Storage Technology Corporation                                  0.73%            20.480        2,888
 27       URBN        Urban Outfitters, Inc.                                          0.17%            24.450          660
 47       WMAR        West Marine, Inc.                                               0.17%            14.000          658
 28       WTSLA       The Wet Seal, Inc. (Class A)                                    0.17%            23.690          663
                                                                                    _______                       ________
                           Total Investments                                        100.00%                       $395,960
                                                                                    =======                       ========

___________

See "Notes to Schedules of Investments" on page 26.

                          Schedule of Investments

            Total Target Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001



Number                                                                             Percentage       Market      Cost of
of         Ticker Symbol and Name of                                               of Aggregate     Value       Securities to
Shares     Issuer of Securities (1)                                                OfferingPrice    perShare    the Trust (2)
______     _______________________________                                         ____________     _________   _____________
           The Dow(sm) DART 5 Strategy Stocks (33.37%):
           ____________________________________
274        AA        Alcoa Inc.                                                     6.67%           $ 36.15      $9,905
253        BA        The Boeing Company                                             6.66%             39.10       9,892
249        XOM       Exxon Mobil Corporation                                        6.67%             39.78       9,905
 81        IBM       International Business Machines Corporation                    6.70%            122.90       9,955
271        JPM       J.P. Morgan Chase & Co. (4)                                    6.67%             36.55       9,905

           The Nasdaq(R) Target 15 Strategy Stocks (33.30%):
           ____________________________________
 45        APOL      Apollo Group, Inc. (Class A)                                   1.36%             45.06       2,028
110        BBBY      Bed Bath & Beyond Inc.                                         2.56%             34.55       3,800
 57        BGEN      Biogen, Inc.                                                   2.26%             58.99       3,362
103        BMET      Biomet, Inc.                                                   2.20%             31.70       3,265
 34        CDWC      CDW Computer Centers, Inc.                                     1.24%             54.25       1,844
 65        CTAS      Cintas Corporation                                             2.17%             49.69       3,230
198        CEFT      Concord EFS, Inc.                                              4.33%             32.49       6,433
172        COST      Costco Wholesale Corporation                                   5.23%             45.19       7,773
 45        CYTC      Cytyc Corporation                                              0.81%             26.69       1,201
 73        FISV      Fiserv, Inc.                                                   2.14%             43.62       3,184
 71        KLAC      KLA-Tencor Corporation                                         2.45%             51.31       3,643
 50        MCHP      Microchip Technology Incorporated                              1.36%             40.42       2,021
 58        NVDA      NVIDIA Corporation                                             2.64%             67.71       3,927
 30        PCAR      PACCAR Inc.                                                    1.37%             67.68       2,030
 26        SYMC      Symantec Corporation                                           1.18%             67.42       1,753

           The S&P Target 24 Strategy Stocks (33.33%):
           ____________________________________
 24        ADSK      Autodesk, Inc.                                                 0.60%             37.30         895
 30        AZO       AutoZone, Inc.                                                 1.47%             72.89       2,187
 29        AVP       Avon Products, Inc.                                            0.91%             46.68       1,354
 26        BLS       BellSouth Corporation                                          0.68%             38.75       1,008
 10        BMET      Biomet, Inc.                                                   0.21%             31.70         317
 44        BR        Burlington Resources Inc.                                      1.12%             37.88       1,667

                     Schedule of Investments (cont'd.)

            Total Target Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001


Number                                                                             Percentage       Market      Cost of
of         Ticker Symbol and Name of                                               of Aggregate     Value       Securities to
Shares     Issuer of Securities (1)                                                OfferingPrice    perShare    the Trust (2)
______     _______________________________                                         ____________     _________   _____________
           The S&P Target 24 Strategy Stocks (cont'd.):
           ____________________________________
  2        CTL       CenturyTel, Inc.                                               0.05%           $ 32.85      $   66
 29        DLX       Deluxe Corporation                                             0.82%             41.94       1,216
 27        DVN       Devon Energy Corporation                                       0.71%             39.20       1,058
  7        FRX       Forest Laboratories, Inc.                                      0.39%             81.68         572
 45        GIS       General Mills, Inc.                                            1.59%             52.36       2,356
 76        GPC       Genuine Parts Company                                          1.88%             36.68       2,788
114        JNJ       Johnson & Johnson                                              4.59%             59.86       6,824
 80        KLAC      KLA-Tencor Corporation                                         2.76%             51.31       4,105
 63        MCO       Moody's Corporation                                            1.72%             40.55       2,555
 65        NVDA      NVIDIA Corporation                                             2.96%             67.71       4,401
 29        PGR       The Progressive Corporation                                    2.94%            150.85       4,375
 75        RHI       Robert Half International Inc.                                 1.36%             27.01       2,026
 47        SBC       SBC Communications Inc.                                        1.25%             39.49       1,856
 24        SWK       The Stanley Works                                              0.75%             46.52       1,116
 86        SV        Stilwell Financial, Inc.                                       1.62%             28.02       2,410
 17        SUN       Sunoco, Inc.                                                   0.43%             37.70         641
 76        TJX       The TJX Companies, Inc.                                        2.05%             40.04       3,043
 20        UST       UST Inc.                                                       0.47%             34.91         698
                                                                                  ______                       ________
                       Total Investments                                          100.00%                      $148,590
                                                                                  ======                       ========

___________

See "Notes to Schedules of Investments" on page 26.

                         Schedule of Investments

      Value Line(R) Target 25 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585


                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2001



                                                                                    Percentage
Number                                                                              of Aggregate    Market        Cost of
of          Ticker Symbol and                                                       Offering        Value per     Securities to
Shares      Name of Issuer of Securities (1)                                        Price           Share         the Trust (2)
______      _______________________________________                                 _________       _________     _________
212         ARG         Airgas, Inc.                                                 2.14%          $14.990       $  3,178
 29         AMWD        American Woodmark Corporation                                1.04%           53.040          1,538
 92         APOG        Apogee Enterprises, Inc.                                     1.00%           16.200          1,490
113         APPB        Applebee's International, Inc.                               2.64%           34.720          3,923
326         AZO         AutoZone, Inc.                                              15.99%           72.890         23,762
 31         BIO/A       Bio-Rad Laboratories, Inc. (Class A)                         1.32%           63.250          1,961
 83         CHS         Chico's FAS, Inc.                                            2.25%           40.240          3,340
189         CPRT        Copart, Inc.                                                 4.73%           37.160          7,023
 88         DP          Diagnostic Products Corporation                              2.62%           44.200          3,890
 51         FRED        Fred's, Inc.                                                 1.36%           39.730          2,026
121         GAP         The Great Atlantic & Pacific Tea Company, Inc.               1.94%           23.880          2,890
427         IKN         IKON Office Solutions, Inc.                                  3.35%           11.640          4,970
 93         LE          Lands' End, Inc.                                             3.13%           50.010          4,651
195         MIK         Michaels Stores, Inc.                                        4.36%           33.200          6,474
160         MHK         Mohawk Industries, Inc.                                      5.92%           55.010          8,802
377         MYL         Mylan Laboratories Inc.                                      9.62%           37.910         14,292
451         NVDA        NVIDIA Corporation                                          20.55%           67.710         30,537
314         RPM         RPM, Inc.                                                    3.10%           14.640          4,597
126         RGIS        Regis Corporation                                            2.24%           26.440          3,331
 92         RYAN        Ryan's Family Steak Houses, Inc.                             1.31%           21.050          1,937
 40         RYL         The Ryland Group, Inc.                                       2.00%           74.400          2,976
318         STK         Storage Technology Corporation                               4.38%           20.480          6,513
 61         URBN        Urban Outfitters, Inc.                                       1.00%           24.450          1,491
107         WMAR        West Marine, Inc.                                            1.01%           14.000          1,498
 63         WTSLA       The Wet Seal, Inc. (Class A)                                 1.00%           23.690          1,493
                                                                                   ______                         ________
                                Total Investments                                  100.00%                        $148,583
                                                                                   ======                         ========

___________

See "Notes to Schedules of Investments" on page 26.

Page 25


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on December 31, 2001. Each Trust has a Mandatory Termination Date of March 31, 2003.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time) at the Evaluation Time on December 28, 2001, the business day prior to the Initial Date of Deposit. The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. The cost of the Securities to the Sponsor and the Sponsor's profit or loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

                                                                Cost of
                                                                Securities  Profit
                                                                to Sponsor  (Loss)
                                                                ___________ ______
The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series         $148,772    $  (168)
The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series         148,125        414
European Target 20 Portfolio, 1(st) Quarter 2002 Series          150,111     (1,636)
Global Target 15 Portfolio, 1(st) Quarter 2002 Series            149,660       (440)
The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series     148,662       (245)
The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series           148,611          3
Target Small-Cap Portfolio, 1(st) Quarter 2002 Series            149,275       (730)
Target VIP Portfolio, 1(st) Quarter 2002 Series                  397,507     (1,547)
Total Target Portfolio, 1(st) Quarter 2002 Series                148,727       (137)
Value Line(R) Target 25 Portfolio, 1(st)  Quarter 2002 Series    149,293       (710)

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend declared on a Security by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit, without consideration of foreign withholding or changes in currency exchange rates, if applicable.

(4) J.P. Morgan Chase & Co. is the parent company of JPMorgan Chase Bank, the Trustee.

(5) Amoy Properties Limited is a subsidiary of Hang Lung Development Company Limited. Hang Lung Development Company Limited and Amoy Properties Limited will change their names to Hang Lung Group, Ltd. and Hang Lung Properties, Ltd., respectively, effective January 2, 2002.

                       The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 585, consists of ten separate portfolios set forth below:

- The Dow(sm) DART 5 Portfolio
- The Dow(sm) DART 10 Portfolio
- European Target 20 Portfolio
- Global Target 15 Portfolio
- The Nasdaq(R) Target 15 Portfolio
- The S&P Target 24 Portfolio
- Target Small-Cap Portfolio
- Target VIP Portfolio
- Total Target Portfolio
- Value Line(R) Target 25 Portfolio

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, JPMorgan Chase Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                        Portfolios

Objectives.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide the potential for an above-average total return. To achieve this objective, each Trust will invest in the common stocks of companies which are selected by applying a unique specialized strategy. While the Trusts seek to provide the potential for above-average return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

The Dow(sm) Dividend and Repurchase Target Portfolio Strategies.

Both the Dow(sm) Dividend and Repurchase Target ("DART") 5 Portfolio Strategy and the Dow(sm) DART 10 Portfolio Strategy select a portfolio of Dow Jones Industrial Average ("DJIA") stocks with high dividend yields and/or high buyback ratios and, for the Dow(sm) DART 5 Portfolio Strategy, high return on assets, as a means to achieving each Strategy's investment objective. By analyzing dividend yields, each Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(sm) Dividend and Repurchase Target 5 Portfolio Strategy.

The Dow(sm) DART 5 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: From the 10 stocks selected in Step 2, we select the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year for The Dow(sm) DART 5 Portfolio.


Based on the composition of the portfolio on the Initial Date of Deposit, The Dow(sm) DART 5 Portfolio is considered a Large-Cap Value Trust.


The Dow(sm) Dividend and Repurchase Target 10 Portfolio Strategy.

The Dow(sm) DART 10 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios for The Dow(sm) DART 10 Portfolio.


Based on the composition of the portfolio on the Initial Date of Deposit, The Dow(sm) DART 10 Portfolio is considered a Large-Cap Value Trust.


Dividend Yield Strategies.

The European Target 20 Strategy and the Global Target 15 Strategy invest in stocks with high dividend yields. By selecting stocks with the highest dividend yields, each Strategy seeks to uncover stocks that may be out of favor or undervalued. Investing in stocks with high dividend yields may be effective in achieving the investment objective of these Trusts, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The Global Target 15 Portfolio seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index.

European Target 20 Portfolio Strategy.

The European Target 20 Portfolio is determined as follows:

Step 1: We rank the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain,
Sweden, Switzerland and the United Kingdom by dividend yield as of five business days prior to the date of this prospectus.

Step 2: We select the 20 highest dividend-yielding stocks for the European Target 20 Portfolio.

During the initial offering period, the European Target 20 Portfolio will not invest more than 5% of its portfolio in shares of any one securities-related issuer.

Global Target 15 Portfolio Strategy.

The Global Target 15 Portfolio stocks are determined as follows:

Step 1: We rank all stocks contained in the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index by dividend yield as of the business day prior to the date of this prospectus in the case of DJIA stocks or three business days prior to the date of this prospectus in the case of FT Index and Hang Seng Index stocks.

Step 2: We select the 10 highest dividend-yielding stocks in each respective index.

Step 3: We select the five stocks with the lowest per share stock price of the 10 highest-dividend yielding stocks in each respective index as of their respective selection date for the Global Target 15 Portfolio.

Companies which, on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the Global Target 15 Portfolio Strategy.

The Nasdaq(R) Target 15 Portfolio Strategy.

The Nasdaq(R) Target 15 Portfolio Strategy selects a portfolio of the 15 Nasdaq-100 Index(R) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq(R) Target 15 Portfolio stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq-100 Index(R) as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best [1] to worst [100]).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The
Nasdaq(R) Target 15 Portfolio.

The stocks which comprise The Nasdaq(R) Target 15 Portfolio are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.


Based on the composition of the portfolio on the Initial Date of Deposit, The Nasdaq(R) Target 15 Portfolio is considered a Large-Cap Growth Trust.


The S&P Target 24 Portfolio Strategy.

The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the S&P 500 Index which are based on the following steps:

Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization as of two business days prior to the date of this prospectus and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

Factor 1:   Trailing four quarters' return on assets, which is net
income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2:   Buyback yield, which measures the percentage decrease in
common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3:   Bullish interest indicator, which compares the number of
shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Target Small-Cap Portfolio Strategy.

The Target Small-Cap Portfolio invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Portfolio is determined as follows:

Step 1: We select the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of two business days prior to the date of this prospectus.

Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: We next select stocks with positive three-year sales growth.

Step 4: From there we select those stocks whose most recent annual earnings are positive.

Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: We select the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Portfolio.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.


Based on the composition of the portfolio on the Initial Date of Deposit, the Target Small-Cap Portfolio is considered a Small-Cap Growth
 Trust.


Target VIP Portfolio Strategy.


The Target VIP Portfolio Strategy invests in the common stocks of companies which are selected by applying six uniquely specialized strategies: The Dow(sm) DART 5 Strategy, the European Target 20 Strategy, The Nasdaq(R) Target 15 Strategy, The S&P Target 24 Strategy and the Value Line(R) Target 25 Strategy. While each of these strategies also seeks to provide an above-average total return, each follows a different investment strategy. The Target VIP Portfolio Strategy seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Target VIP Portfolio Strategy provides investors with exposure to both growth and value stocks, as well as several different sectors of the worldwide economy. We believe this approach offers investors a better opportunity for investment success regardless of which investment styles prevail in the market. The Securities which comprise each of the six strategies which make up the Target VIP Portfolio Strategy were chosesn by applying the same selection criteria applicable to the individual strategies. The composition of the Target VIP Portfolio Strategy on the Initial Date of Deposit is as follows:


- Approximately 1/6 common stocks which comprise The Dow(sm) Dividend and Repurchase Target ("DART") 5 Strategy;

- Approximately 1/6 common stocks which comprise the European Target 20
Strategy;

- Approximately 1/6 common stocks which comprise The Nasdaq(R) Target 15
Strategy;

- Approximately 1/6 common stocks which comprise The S&P Target 24
Strategy;

- Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy; and

- Approximately 1/6 common stocks which comprise the Value Line(R) Target 25 Strategy.

Total Target Portfolio Strategy.

The objective of the Total Target Portfolio is to provide an above-average total return through an investment in the common stocks of companies which are selected by applying three of the strategies described previously, the Dow(sm) DART 5 Strategy, The S&P Target 24 Strategy and The Nasdaq(R) Target 15 Strategy. While each of these strategies also seeks to provide an above-average total return, each follows a different investment strategy. The Trust seeks to outperform the combined return of the DJIA, the S&P 500 Index and the Nasdaq-100 Index(R). The Trust's objective is to offer enhanced performance over a pure value strategy while reducing the potential risk of a pure growth strategy. We believe that this may provide investors with a better opportunity to succeed regardless of which investment style prevails moving forward. With the Total Target Strategy investors have the ability to capture the broader market, a convenient blend of old and new economy stocks. The Securities which comprise each of the three strategies which make up the Total Target Portfolio were chosen by applying the same selection criteria applicable to the individual strategies. The composition of the Total Target Portfolio on the date of this prospectus is as follows:

- Approximately 1/3 common stocks which comprise The Dow(sm) DART 5
Strategy;

- Approximately 1/3 common stocks which comprise The S&P Target 24
Strategy; and

- Approximately 1/3 common stocks which comprise The Nasdaq(R) Target 15
Strategy.


Based on the composition of the portfolio on the Initial Date of Deposit, the Total Target Portfolio is considered a Large-Cap Growth Trust.


Value Line(R) Target 25 Portfolio Strategy.

The Value Line(R) Target 25 Portfolio invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line Target 25 Portfolio is determined as follows:

Step 1: We start with the 100 stocks which Value Line(R) at the initial date of deposit gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and apply the following screens as of two business days prior to the date of this prospectus.

Step 2: We screen for consistent growth by ranking these remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3: We then screen for profitability by ranking the stocks by their return on assets.

Step 4: Finally, we screen for value by ranking the stocks based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Value Line(R) Target 25 Portfolio.

The stocks which comprise the Value Line(R) Target 25 Portfolio are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. In addition, companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of the date of this prospectus have been excluded from the universe of securities from which each Trust's Securities are selected.

The style and capitalization characteristics used to describe the Trusts are designed to help you better understand how a Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth portfolios include stocks with high relative price-to-book ratios while value portfolios include stocks with low relative price-to-book ratios. At least 65% of the stocks in a Trust on the Initial Date of Deposit must fall into either the growth or value category to receive the designation. Trusts that do not meet this criteria are designated as blend Trusts. Both the weighted average market capitalization of a Trust and at least half of the Securities in the Trust must fall into the following ranges to determine its market capitalization designation: Small-Cap-less than $1.5 billion; Mid-Cap- $1.5 billion to $8 billion; Large-Cap-over $8 billion. A Trust, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

"Dow Jones Industrial Average(sm)," "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones does not endorse, sell or promote any of the Trusts, in particular The Dow(sm) DART 5 Portfolio, The Dow(sm) DART 10 Portfolio the Target VIP Portfolio and the Total Target Portfolio. Dow Jones makes no representation regarding the advisability of investing in such products.

"S&P," "S&P 500," and "Standard & Poor's" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. Neither The S&P Target 24 Portfolio, the Target VIP Portfolio nor the Total Target Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Strategy. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Nike Securities L.P. Neither the Target VIP Portfolio nor the Value

Line(R) Target 25 Portfolio is sponsored, recommended, sold or promoted by Value Line Publishing, Inc. Value Line, Inc. or Value Line
Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trusts.

The publishers of the DJIA, FT Index, Hang Seng Index, MSCI Europe Index, The Nasdaq Stock Market, Inc., Standard & Poor's, Value Line and the Ibbotson Small-Cap Index are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. None of the index publishers have approved of any of the information in this prospectus.

                       Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 15-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Trusts which use dividend yield as a selection criterion employ a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of such Trusts or that these Securities will increase in value.

All of the Securities in the Target Small-Cap Portfolio and certain of the Securities in the Target VIP Portfolio and the Value Line(R) Target 25 Portfolio are issued by companies with market capitalizations of less than $1.5 billion. The share prices of these small-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.


Two of the Securities in The Nasdaq(R) Target 15 Portfolio and three of the Securities in the Value Line(R) Target 25 Portfolio represent approximately 28.68% and 46.16%, respectively, of the value of these Trusts. If these stocks decline in value you may lose a substantial portion of your investment.


Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Strategy. Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the strategy or the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's comparative index. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.


Financial Services Industry. Because more than 25% of the European Target 20 Portfolio is invested in financial services companies, this Trust is considered to be concentrated in the financial services industry, which includes banks and thrifts, financial services and insurance companies, and investment firms. A portfolio concentrated in a single industry may present more risks than a portfolio broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.



Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.



Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.



Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.



Retail Industry. The Nasdaq(R) Target 15 Portfolio and the Value Line(R) Target 25 Portfolio are each considered to be concentrated in retail companies. General risks of retail companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns.


Technology Industry. The Nasdaq(R) Target 15 Portfolio is also considered to be concentrated in the technology industry. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Philip Morris Companies Inc., or any of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.


Foreign Stocks. All of the Securities in the European Target 20 Portfolio and certain of the Securities in the Global Target 15 Portfolio and the Target VIP Portfolio are issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.



The purchase and sale of the foreign Securities will generally occur only in foreign securities markets. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the European Target 20 Portfolio, Global Target 15 Portfolio and Target VIP Portfolio is maintained by Clearstream Banking, a global custody and clearing institution which has entered into a sub-custodian relationship with the Trustee.



United Kingdom. The European Target 20 Portfolio and Global Target 15 Portfolio are each considered to be concentrated in common stocks of U.K. issuers. The United Kingdom is one of 15 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the member nations and make Europe one of the largest common markets in the world. However, the uncertain implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.


Unlike a majority of EU members, the United Kingdom did not convert its currency to the common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities adapt to a single currency. The euro conversion may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact the implementation of the euro throughout a majority of EU countries will have on U.K. or European issuers.

Hong Kong. The Global Target 15 Portfolio is also considered to be concentrated in common stocks of Hong Kong issuers. Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Exchange Rates. Because securities of foreign issuers generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the Trusts containing securities of foreign issuers) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons. The conversion by 11 of the 15 EU members of their national currencies to the euro could negatively impact the market rate of exchange between such currencies (or the euro) and the U.S. dollar.

To determine the value of foreign Securities or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market.

           Hypothetical Performance Information


The following table compares hypothetical performance information for the strategies employed by each Trust and the actual performances of the DJIA, Nasdaq-100 Index(R), S&P 500 Index, FT Index, Hang Seng Index, Ibbotson Small-Cap Index, MSCI Europe Index, a combination of the DJIA, S&P 500 Index and Nasdaq-100 Index(R) (the "Cumulative Domestic Index Returns") and a combination of the DJIA, FT Index and Hang Seng Index (the "Cumulative International Index Returns") in each of the full years listed below (and as of the most recent quarter).


These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions paid by a Trust on the purchase of Securities or taxes incurred by you.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA. The DJIA consists of 30 U.S. stocks chosen by the editors of The Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

Nasdaq-100 Index(R). The Nasdaq-100 Index(R) consists of the 100 largest and most active non-financial domestic and international companies listed on the Nasdaq National Market System.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

Financial Times Industrial Ordinary Share Index. The FT Index consists of 30 common stocks chosen by the editors of The Financial Times as being representative of British industry and commerce.

Hang Seng Index. The Hang Seng Index consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. and is intended to represent four major market sectors: commerce and industry, finance, property and utilities.

Ibbotson Small-Cap Index. The Ibbotson Small-Cap Index is a market capitalization weighted index of the ninth and tenth deciles of the New York Stock Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

MSCI Europe Index. The MSCI Europe Index is an equity market capitalization weighted index consisting of over 500 companies from all of the developed markets in Europe.

                                    COMPARISON OF TOTAL RETURN(2)
(Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)
          Hypothetical Strategy Total Returns(1)
          The       The                            The                                                  Value
          Dow(sm)   Dow(sm)   European  Global     Nasdaq(R) The S&P    Target     Target    Total      Line(R)
          DART 5    DART 10   Target 20 Target 15  Target 15 Target 24  Small-Cap  VIP       Target     Target 2
Year      Strategy  Strategy  Strategy  Strategy   Strategy  Strategy   Strategy   Strategy  Strategy   Strategy
____      ________  ________  ________  _________  _________ _________  _________  ________  ________   ________
1972       14.33%    19.80%                                               8.99%
1973        8.27%    -4.64%                                             -27.02%
1974       -0.23%    -9.42%                                             -36.70%
1975       44.68%    54.60%                                              37.19%
1976       27.27%    32.28%                                              42.69%
1977        0.91%    -4.33%                                              13.60%
1978        8.44%    -4.33%                                              14.89%
1979       14.98%    10.41%                                              37.83%
1980       41.00%    22.04%              47.81%                          58.76%
1981       -8.34%    -0.42%              -2.45%                         -11.71%
1982       19.35%    24.66%              -5.21%                          48.18%
1983       34.09%    37.47%              12.90%                          28.22%
1984       10.80%     3.72%              26.97%                          -3.47%
1985       40.23%    36.36%    74.15%    50.83%                          47.73%                          31.71%
1986       46.40%    38.96%    39.38%    35.09%     18.99%    18.03%     20.63%     26.12%    27.24%     19.80%
1987        3.54%     2.75%    12.10%    14.78%     11.46%     1.56%     12.34%     10.26%     7.18%     16.58%
1988       15.73%    16.34%    13.98%    21.43%     -3.02%     4.40%     20.47%      9.06%    10.09%     -9.39%
1989       37.19%    25.68%    30.07%    13.26%     34.38%    22.34%     23.35%     34.40%    36.05%     45.94%
1990        3.28%    -1.16%    -3.02%     0.66%     -7.75%     6.58%     -1.32%     -2.46%    -4.17%      3.01%
1991       39.59%    40.83%    13.81%    37.35%    105.45%    40.15%     56.36%     53.16%    55.59%     83.20%
1992       10.31%     5.99%    -6.50%    23.78%     -2.58%    -1.52%     25.03%      7.19%     9.40%     -2.57%
1993       17.19%    18.44%    34.30%    62.27%     25.72%     8.19%     19.77%     26.67%    27.33%     25.02%
1994       -8.06%    -2.24%    -3.04%    -9.63%      7.92%     5.07%     -0.31%      2.39%     1.81%     13.23%
1995       43.53%    35.20%    31.67%    10.77%     50.64%    39.10%     38.69%     39.68%    38.86%     52.27%
1996       32.55%    32.04%    21.45%    18.21%     56.79%    31.31%     32.09%     36.66%    37.69%     54.47%
1997       18.96%    22.87%    25.95%    -8.76%     32.23%    30.21%     14.04%     30.60%    36.83%     34.16%
1998       24.63%    17.26%    32.72%    10.82%    119.12%    39.76%     -0.56%     52.07%    63.51%     90.94%
1999       17.12%    15.80%    14.58%     6.27%     96.82%    40.74%     10.30%     41.71%    38.27%    111.78%
2000      -11.74%     8.09%     5.20%     2.59%    -16.92%     3.79%      2.92%     -7.27%   -13.31%    -10.86%
2001      -14.84%   -15.82%   -10.89%    -1.16%    -26.70%   -10.86%     -3.79%    -13.27%   -21.35%      0.08%

                                           Index Total Returns
                                                                                              Cumulative    Cumulative
                                                      Hang                   Ibboston         Domestic      International
                     Nasdaq-100  S&P 500              Seng      MSCI Europe  Small-Cap        Index         Index
Year     DJIA        Index(R)    Index     FT Index   Index     Index        Index            Returns(3)    Returns(4)
____     ____        __________  _______   ________   _______   ___________  _________        __________    _________
1972      18.38%                  18.89%                                       4.43%
1973     -13.20%                 -14.57%                                     -30.90%
1974     -23.64%                 -26.33%                                     -19.95%
1975      44.46%                  36.84%                                      52.82%
1976      22.80%                  23.64%                                      57.38%
1977     -12.91%                  -7.25%                                      25.38%
1978       2.66%                   6.49%                                      23.46%
1979      10.60%                  18.22%                                      43.46%
1980      21.90%                  32.11%    31.77%     65.48%                 38.88%                         39.72%
1981      -3.61%                  -4.92%    -5.30%    -12.34%                 13.88%                         -7.08%
1982      26.85%                  21.14%     0.42%    -48.01%                 28.01%                         -6.91%
1983      25.82%                  22.28%    21.94%     -2.04%                 39.67%                         15.24%
1984       1.29%                   6.22%     2.15%     42.61%                 -6.67%                         15.35%
1985      33.28%                  31.77%    54.74%     50.95%    79.79%       24.66%                         46.32%
1986      27.00%       6.89%      18.31%    24.36%     51.16%    44.46%        6.85%           17.40%        34.18%
1987       5.66%      10.49%       5.33%    37.13%     -6.84%     4.10%       -9.30%            7.16%        11.99%
1988      16.03%      13.54%      16.64%     9.00%     21.04%    16.35%       22.87%           15.41%        15.36%
1989      32.09%      26.17%      31.35%    20.07%     10.59%    29.06%       10.18%           29.87%        20.92%
1990      -0.73%     -10.41%      -3.30%    11.03%     11.71%    -3.37%      -21.56%           -4.82%         7.34%
1991      24.19%      64.99%      30.40%     8.77%     50.68%    13.66%       44.63%           39.85%        27.88%
1992       7.39%       8.86%       7.62%    -3.13%     34.73%    -4.25%       23.35%            7.96%        12.99%
1993      16.87%      11.67%       9.95%    19.22%    124.95%    29.79%       20.98%           12.83%        53.68%
1994       5.03%       1.74%       1.34%     1.97%    -29.34%     2.66%        3.11%            2.71%        -7.45%
1995      36.67%      43.01%      37.22%    16.21%     27.52%    22.13%       34.66%           38.96%        26.80%
1996      28.71%      42.74%      22.82%    18.35%     37.86%    21.57%       17.62%           31.42%        28.31%
1997      24.82%      20.76%      33.21%    14.78%    -17.69%    24.20%       22.78%           26.26%         7.30%
1998      18.03%      85.43%      28.57%    12.32%     -2.60%    28.91%       -7.38%           44.01%         9.25%
1999      27.06%     102.08%      20.94%    15.14%     71.34%    16.23%       28.96%           50.02%        37.85%
2000      -4.70%     -36.82%      -9.08%   -16.14%     -9.32%    -8.14%       -3.87%          -16.87%       -10.05%
2001      -6.30%     -32.63%     -12.47%   -24.30%    -23.16%   -19.64%        3.84%          -17.13%       -17.92%

Page 36


________________

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trust actually sells Units).

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually (except the FT Index and Hang
Seng Index from 12/31/79 through 12/31/86, during which time annual reinvestment was assumed, and the MSCI Europe Index, which until 12/29/2000 assumed monthly reinvestment of dividends, and since
1/01/2001 assumes daily reinvestment of dividends) and all returns are stated in terms of U.S. dollars. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by Trusts in acquiring Securities or any taxes incurred by investors. Based on the year-by-year returns contained in the table, over the full years as listed above, The Dow(sm) DART 5 Strategy, The Dow(sm) DART 10 Strategy, the European Target 20 Strategy, the Global Target 15 Strategy, The Nasdaq(R) Target 15 Strategy, The S&P Target 24 Strategy, the Target Small-Cap Strategy, the Target VIP Strategy, the Total Target Strategy and the Value Line(R) Target 25 Strategy achieved an average annual total return of 16.36%, 14.68%, 17.52%, 15.22%, 25.00%, 16.22%, 15.26%, 19.92%, 19.55% and 28.61%,
respectively. In addition, over this period, each individual strategy except the Global Target 15 Strategy achieved a greater average annual total return than that of its corresponding index, the DJIA, the Nasdaq-100 Index(r), the S&P 500 Index (from 01/01/85 through 12/31/01); the S&P 500 Index (from 01/01/86 through 12/31/01); the MSCI Europe Index; the Ibbotson Small-Cap Index; the combination of the DJIA, the S&P 500
Index and the Nasdaq-100 Index(r) (the "Cumulative Domestic Index");
and the combination of the DJIA, the FT Index and the Hang Seng Index (the "Cumulative International Index"), which were 12.50%, 16.90%, 14.88%, 13.90%, 15.51%, 14.21%, 16.02% and 14.87%, respectively.

(3) Cumulative Domestic Index Returns represent the weighted average of the annual returns of the stocks contained in the DJIA, S&P 500 Index and Nasdaq-100 Index(R). The Cumulative Domestic Index Returns are weighted in the same proportions as the index components appear in the Total Target Portfolio. For instance, the Cumulative Domestic Index is weighted as follows: DJIA, 33-1/3%; S&P 500 Index, 33-1/3%; Nasdaq-100 Index(R), 33-1/3%. Cumulative Domestic Index Returns do not represent an actual index.

(4) Cumulative International Index Returns represent the weighted average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. The Cumulative International Index Returns are weighted in the same proportions as the index components appear in the Global Target 15 Portfolio. For instance, the Cumulative International Index is weighted as follows: DJIA, 33-1/3%; FT Index, 33-1/3%; Hang Seng Index, 33-1/3%. Cumulative International Index Returns do not represent an actual index.

           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The maximum transactional sales charge (which combines an initial upfront sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum transactional sales charge of 2.70% of the Public Offering Price and the maximum remaining deferred sales charge (initially $.170 per Unit). This initial sales charge is equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.


Monthly Deferred Sales Charge. In addition, three monthly deferred sales charges of approximately $.0567 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from April 19, 2002 through June 20, 2002. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.70% of the Public Offering Price.


Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum transactional sales charge is reduced, as follows:

If you invest                             Your maximum
(in thousands)*                           transactional sales
                                          charge will be
_______________                           ____________
$50 but less than $100                    2.45%
$100 but less than $150                   2.20%
$150 but less than $500                   1.85%
$500 but less than $1,000                 1.70%
$1,000 or more                            0.95%

*Breakpoint transactional sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced transactional sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced transactional sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced transactional sales charge. Any reduced transactional sales charge is the responsibility of the party making the sale.

If you commit to purchase Units of the Trusts, or subsequent series of the Trusts, valued at $1,000,000 or more over a 12-month period, commencing with your first purchase you will receive the reduced transactional sales charge set forth above on all individual purchases over $83,000.

You may use your Rollover proceeds from a previous series of a Trust, termination proceeds from other unit investment trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of a Trust during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the deferred sales charge will be limited to 0.95% of the Public Offering Price), but you will not be eligible to receive the reduced transactional sales charges described in the above table. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum transactional sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum transactional sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

The total value of non-U.S. listed Securities in the European Target 20 Portfolio, the Global Target 15 Portfolio and the Target VIP Portfolio during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. In addition, during this period the aggregate underlying value of non-U.S. listed Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit. However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.5% for purchases of $1,000,000 or more).

Dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total sales per Trust                     Additional
(in millions)                             Concession
_____________________                     ___________
$1 but less than $3                       0.05%
$3 but less than $5                       0.10%
$5 or more                                0.15%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to the transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Dealers and other selling agents who, during any consecutive 12-month period, sell at least $250 million or $500 million worth of primary market units of unit investment trusts sponsored by us will receive a concession of $2,500 or $5,000, respectively, in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable transactional sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit for each Trust less any reduction as stated in "Public Offering." We will also receive the amount of any accrued and collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                   How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of
 .25% of a Trust's average daily net asset value through the date of collection. In connection with the creation and development fee, in no event will the Sponsor collect more than .25% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to a Trust's operating expenses and those fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Dow Jones, Standard & Poor's, The Nasdaq Stock Market, Inc. and/or Value Line;

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

United States Taxation.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Trust Status. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by a Trust, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Security when such income would be considered to be received by you if you directly owned a Trust's assets. This is true even if you elect to have your distributions automatically reinvested into additional Units.

In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Because the Trusts have a maturity of less than five years, the reduction in the capital gains rate for property held for more than five years could only possibly apply to your interest in the Securities if you are eligible for and elect to receive an In-Kind Distribution at redemption or termination.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Rollovers. If you elect to have your proceeds from a Trust rolled over into the next series of such Trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of a Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Securities or other Trust assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may request a distribution of Securities (an "In-Kind Distribution") from any of the Trusts except the European Target 20 Portfolio or the Global Target 15 Portfolio when you redeem your Units or at a Trust's termination. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by a Trust. However, if you also receive cash in exchange for a Trust asset or a fractional share of a Trust asset or a Security held by such Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust asset or fractional share.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Securities of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by a Trust that are derived from certain dividends of Securities of a foreign corporation may not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other U.S. persons.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the

Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

United Kingdom Taxation.


The following summary describes certain important U.K. tax consequences for certain U.S. Unit holders who hold Units in the European Target 20 Portfolio, the Global Target 15 Portfolio or the Target VIP Portfolio as capital assets. This summary is intended to be a general guide only and is subject to any changes in law occurring after the date of this prospectus. You should consult your own tax advisor about your particular circumstances.


Taxation of Dividends. A U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit which is offset against U.K. tax liabilities.

You will not be able to claim any refund of the tax credit for dividends paid by U.K. companies.


Taxation of Capital Gains. U.S. investors who are neither resident nor ordinarily resident in the United Kingdom will not generally be liable for U.K. tax on gains arising on the disposal of Units in the European Target 20 Portfolio, the Global Target 15 Portfolio or the Target VIP Portfolio. However, they may be liable if the Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the United Kingdom. Individual U.S. investors may also be liable if they have previously been resident or ordinarily resident in the United Kingdom and become resident or ordinarily resident in the United Kingdom in the future.


Inheritance Tax. Individual U.S. investors who are domiciled in the United States and who are not U.K. nationals will generally not be subject to U.K. inheritance tax on death or on gifts of the Units made during their lifetimes, provided any applicable U.S. federal gift or estate tax is paid. They may be subject to U.K. inheritance tax if the Units are used in a business in the United Kingdom or relate to the performance of personal services in the United Kingdom.

Where the Units are held on trust, the Units will generally not be subject to U.K. inheritance tax unless the settlor, at the time of settlement, was domiciled in the United Kingdom, in which case they may be subject to tax.

It is very unlikely that the Units will be subject to both U.K.
inheritance tax and U.S. federal gift or estate tax. If they were, one of the taxes could generally be credited against the other.


Stamp Tax. A sale of Securities listed in the FT Index will generally result in either U.K. stamp duty or stamp duty reserve tax being payable by the purchaser. The European Target 20 Portfolio, the Global Target 15 Portfolio and the Target VIP Portfolio each paid this tax when they acquired Securities. When the European Target 20 Portfolio, the Global Target 15 Portfolio and the Target VIP Portfolio sell Securities, it is anticipated that the tax will be paid by the purchaser.


Hong Kong Taxation.

The following summary describes certain important Hong Kong tax consequences to certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio as capital assets. This summary assumes that you are not carrying on a trade, profession or business in Hong Kong and that you have no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. This summary is intended to be a general guide only and is subject to any changes in Hong Kong or U.S. law occurring after the date of this prospectus and you should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. Dividends you receive from the Global Target 15 Portfolio relating to Hong Kong issuers are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. Unless you are carrying on a trade, profession or business in Hong Kong you will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of your Units.

Estate Duty. Units of the Global Target 15 Portfolio do not give rise to Hong Kong estate duty liability.

                     Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return.

However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, if you own Units of any of the Trusts except the European Target 20 Portfolio or the Global Target 15 Portfolio, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no transactional sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender at least 2,500 Units of The Dow(sm) DART 5 Portfolio, The Dow(sm) DART 10 Portfolio, The Nasdaq(R) Target 15 Portfolio, The S&P Target 24 Portfolio, the Target Small-Cap Portfolio, the Total Target Portfolio or the Value Line(R) Target 25 Portfolio, or 5,000 Units of the Target VIP Portfolio or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must have held their Units for at least one month. No In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. This option is generally eligible only for stocks traded and held in the United States, thus excluding most foreign Securities. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible Securities and fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                 Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject to the maximum remaining deferred sales charge on such units (currently expected to be $.170 per unit), but not the initial sales charge. Units purchased using proceeds from Fee Accounts Units will generally not be subject to any transactional sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional transactional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trusts' portfolio transactions, or when acting as agent for the Trusts in acquiring or selling Securities on behalf of the Trusts.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire transactional sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 2,500 Units of The Dow(sm) DART 5 Portfolio, The Dow(sm) DART 10 Portfolio, The Nasdaq(R) Target 15 Portfolio, The S&P Target 24 Portfolio, the Target Small-Cap Portfolio, the Total Target Portfolio or the Value Line(R) Target 25 Portfolio, or 5,000 Units of the Target VIP Portfolio or such other amount as required by your broker/dealer, the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts Units by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" and "Redeeming Your Units" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

     Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $35 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 2000, the total partners' capital of Nike Securities L.P. was $21,676,108 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is JPMorgan Chase Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus and elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

The Nasdaq Stock Market, Inc.

The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and the Total Target Portfolio are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of Units of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio or any member of the public regarding the advisability of investing in securities generally or in The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of Units of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio to be issued or in the determination or calculation of the equation by which The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and the Total Target Portfolio are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio or the Total Target Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TARGET VIP PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             First Trust(R)

         The Dow(sm) Dividend And Repurchase Target 5 Portfolio,
                        1(st) Quarter 2002 Series
        The Dow(sm) Dividend And Repurchase Target 10 Portfolio,
                        1(st) Quarter 2002 Series
         European Target 20 Portfolio, 1(st) Quarter 2002 Series
          Global Target 15 Portfolio, 1(st) Quarter 2002 Series
      The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series
         The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series
          Target Small-Cap Portfolio, 1(st) Quarter 2002 Series
             Target VIP Portfolio, 1(st) Quarter 2002 Series
            Total Target Portfolio, 1(st) Quarter 2002 Series
      Value Line(R) Target 25 Portfolio, 1(st) Quarter 2002 Series
                                 FT 585

                                Sponsor:

                          Nike Securities L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                        ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.
                        ________________________

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

-  Securities Act of 1933 (file no. 333-73670) and
-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                            December 31, 2001
                      As amended January 2, 2002


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                         TARGET PORTFOLIO SERIES

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Target Portfolio Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.


This Information Supplement is dated December 31, 2001, as amended January 2, 2002. Capitalized terms have been defined in the prospectus.


                                                   Table of Contents
Dow Jones & Company, Inc.                                                                                           1
Standard & Poor's                                                                                                   2
The Nasdaq Stock Market, Inc.                                                                                       2
Value Line Publishing, Inc.                                                                                         2
Risk Factors
   Securities                                                                                                       3
   Small-Cap Companies                                                                                              3
   Dividends                                                                                                        3
   Real Estate Investment Trusts                                                                                    3
   Foreign Issuers                                                                                                  5
      United Kingdom                                                                                                6
      Hong Kong                                                                                                     6
   Exchange Rate                                                                                                    7
Litigation
   Tobacco Industry                                                                                                10
Concentrations
   Financial Services                                                                                              10
   Retail                                                                                                          13
   Technology                                                                                                      13
Portfolios
   Equity Securities Selected for The Dow(sm) DART 5 Portfolio, 1(st) Quarter 2002 Series                          14
   Equity Securities Selected for The Dow(sm) DART 10 Portfolio, 1(st) Quarter 2002 Series                         14
   Equity Securities Selected for the European Target 20 Portfolio, 1(st) Quarter 2002 Series                      15
   Equity Securities Selected for the Global Target 15 Portfolio, 1(st) Quarter 2002 Series                        16
   Equity Securities Selected for The Nasdaq(R) Target 15 Portfolio, 1(st) Quarter 2002 Series                     17
   Equity Securities Selected for The S&P Target 24 Portfolio, 1(st) Quarter 2002 Series                           18
   Equity Securities Selected for the Target Small-Cap Portfolio, 1(st) Quarter 2002 Series                        19
   Equity Securities Selected for the Target VIP Portfolio, 1(st) Quarter 2002 Series                              22
   Equity Securities Selected for the Total Target Portfolio, 1(st) Quarter 2002 Series                            29
   Equity Securities Selected for the Value Line(R) Target 25 Portfolio, 1(st) Quarter 2002 Series                 32

Dow Jones & Company, Inc.

The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(sm), which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trusts. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Nasdaq Stock Market, Inc.

The "Nasdaq 100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by us. The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and the Total Target Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and the Total Target Portfolio are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and the Total Target Portfolio.

Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to Nike is VLPI's licensing to Nike of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to Nike, this Product or any investor. VLPI has no obligation to take the needs of Nike or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Real Estate Investment Trusts ("REITs"). An investment in the Global Target 15 Portfolio should be made with an understanding of risks inherent in an investment in REITs specifically and real estate generally (in addition to securities market risks). Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in a Trust. The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in a Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in a Trust.

Recently, in the wake of Chinese economic development and reform, certain Hong Kong real estate companies and other investors began purchasing and developing real estate in southern China, including Beijing, the Chinese capital. By 1992, however, southern China began to experience a rise in real estate prices, increases in construction costs and a tightening of credit markets. Any worsening of these conditions could affect the profitability and financial condition of Hong Kong real estate companies and could have a materially adverse effect on the value of a Global Target 15 Portfolio.

Foreign Issuers. Since all of the Securities included in the European Target 20 Portfolio and a portion of the Securities in the Global Target 15 Portfolio and the Target VIP Portfolio consist of securities of foreign issuers, an investment in these Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all

Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. In the first quarter of 1998, gross domestic product (GDP) of the United Kingdom grew to a level 3.0% higher than in the first quarter of 1997, however the overall rate of GDP growth has slowed since the third quarter of 1997. The slow down largely reflects a deteriorating trade position and higher indirect taxes. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the Securities issued by United Kingdom companies in the Trusts.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the past two decades through 1996, the gross domestic product (GDP) has tripled in real terms, equivalent to an average annual growth rate of 6%. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Trust and the value of the Units.

The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. The Hang Seng Index is subject to change and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Portfolio, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Trust from purchasing additional Securities. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The European Target 20 Portfolio and the Global Target 15 Portfolio are comprised either totally or substantially of Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end-of-month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                       Foreign Exchange Rates

            Range of Fluctuations in Foreign Currencies

                      United Kingdom
Annual                Pound Sterling/             Hong Kong/
Period                U.S. Dollar                 U.S. Dollar
_____                 __________                  _____
1983                  0.616-0.707                 6.480-8.700
1984                  0.670-0.864                 7.774-8.050
1985                  0.672-0.951                 7.729-7.990
1986                  0.643-0.726                 7.768-7.819
1987                  0.530-0.680                 7.751-7.822
1988                  0.525-0.601                 7.764-7.912
1989                  0.548-0.661                 7.775-7.817
1990                  0.504-0.627                 7.740-7.817
1991                  0.499-0.624                 7.716-7.803
1992                  0.499-0.667                 7.697-7.781
1993                  0.630-0.705                 7.722-7.766
1994                  0.610-0.684                 7.723-7.750
1995                  0.610-0.653                 7.726-7.763
1996                  0.583-0.670                 7.732-7.742
1997                  0.584-0.633                 7.708-7.751
1998                  0.584-0.620                 7.735-7.749
1999                  0.597-0.646                 7.746-7.775
2000                  0.605-0.715                 7.774-7.800
2001                  0.678-0.707                 7.798-7.800

Source: Bloomberg L.P.

                End of Month Exchange Rates                                 End of Month Exchange Rates
                   for Foreign Currencies                                for Foreign Currencies (continued)

                   United Kingdom                                              United Kingdom
                   Pound Sterling/   Hong Kong/   Euro/U.S.                    Pound Sterling/  Hong Kong/   Euro/U.S.
Monthly Period     U.S. Dollar       U.S.Dollar   Dollar     Monthly Period    U.S. Dollar      U.S.Dollar   Dollar
________           __________        ______       ______     __________        ________         ______       ______
1994:                                                        1998:
 January              .664           7.724        N.A.        January             .613          7.735        N.A.
 February             .673           7.727        N.A.        February            .609          7.743        N.A.
 March                .674           7.737        N.A.        March               .598          7.749        N.A.
 April                .659           7.725        N.A.        April               .598          7.747        N.A.
 May                  .662           7.726        N.A.        May                 .613          7.749        N.A.
 June                 .648           7.730        N.A.        June                .600          7.748        N.A.
 July                 .648           7.725        N.A.        July                .613          7.748        N.A.
 August               .652           7.728        N.A.        August              .595          7.749        N.A.
 September            .634           7.727        N.A.        September           .589          7.749        N.A.
 October              .611           7.724        N.A.        October             .596          7.747        N.A.
 November             .639           7.731        N.A.        November            .607          7.743        N.A.
 December             .639           7.738        N.A.        December            .602          7.746        N.A.
1995:                                                        1999:
 January              .633           7.732        N.A.        January             .608          7.748        .880
 February             .631           7.730        N.A.        February            .624          7.748        .907
 March                .617           7.733        N.A.        March               .621          7.750        .929
 April                .620           7.742        N.A.        April               .621          7.750        .946
 May                  .630           7.735        N.A.        May                 .624          7.755        .960
 June                 .627           7.736        N.A.        June                .634          7.758        .966
 July                 .626           7.738        N.A.        July                .617          7.762        .934
 August               .645           7.741        N.A.        August              .623          7.765        .947
 September            .631           7.732        N.A.        September           .607          7.768        .936
 October              .633           7.727        N.A.        October             .608          7.768        .948
 November             .652           7.731        N.A.        November            .626          7.767        .991
 December             .645           7.733        N.A.        December            .618          7.774        .994
1996:                                                        2000:
 January              .661           7.728        N.A.        January          .619             7.780        1.030
 February             .653           7.731        N.A.        February         .633             7.783        1.037
 March                .655           7.734        N.A.        March            .628             7.787        1.047
 April                .664           7.735        N.A.        April            .645             7.789        1.096
 May                  .645           7.736        N.A.        May              .666             7.792        1.066
 June                 .644           7.741        N.A.        June             .661             7.796        1.050
 July                 .642           7.735        N.A.        July             .667             7.799        1.079
 August               .639           7.733        N.A.        August           .691             7.799        1.126
 September            .639           7.733        N.A.        September        .678             7.796        1.132
 October              .615           7.732        N.A.        October          .698             7.797        1.178
 November             .595           7.732        N.A.        November         .702             7.799        1.145
 December             .583           7.735        N.A.        December         .670             7.800        1.060
1997:                                                        2001:
 January              .624           7.750        N.A.        January          .683             7.799        1.067
 February             .614           7.744        N.A.        February         .692             7.800        1.082
 March                .611           7.749        N.A.        March            .706             7.800        1.140
 April                .616           7.746        N.A.        April            .699             7.799        1.127
 May                  .610           7.748        N.A.        May              .705             7.800        1.182
 June                 .600           7.747        N.A.        June             .707             7.800        1.178
 July                 .609           7.742        N.A.        July             .702             7.800        1.141
 August               .622           7.750        N.A.        August           .688             7.800        1.096
 September            .619           7.738        N.A.        September        .678             7.800        1.097
 October              .598           7.731        N.A.        October          .688             7.800        1.110
 November             .592           7.730        N.A.        November         .702             7.800        1.116
 December             .607           7.749        N.A.        December         .687             7.798        1.124

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Litigation

Tobacco Industry. Certain of the issuers of Securities in certain Trusts may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of Trusts containing such Securities.

Concentrations


Financial Services. An investment in Units of the European Target 20 Portfolio should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.



Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.



The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal

Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in a Trust's portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in a Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Trust's portfolio.



The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.



The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.



Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.



In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and
(viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.



The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.



All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.



Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRP's fail to do so, and to assign liability to PRP's. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.



While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.



Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the Securities included in the Trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.



Retail. An investment in Units of The Nasdaq(R) Target 15 Portfolio and the Value Line(R) Target 25 Portfolio should be made with an understanding of the characteristics of the problems and risks such an investment may entail. The profitability of companies engaged in the retail industry will be affected by various factors including the general state of the economy and consumer spending trends. Recently, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.



Technology. The Nasdaq(R) Target 15 Portfolio is also considered to be concentrated in common stocks of technology companies. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.



Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.



Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.



Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.



Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.


Portfolios

   Equity Securities Selected for The Dow(sm) DART 5 Portfolio, 1(st)
                           Quarter 2002 Series


Alcoa Inc., headquartered in Pittsburgh, Pennsylvania, makes primary aluminum and fabricated products for the transportation, construction, packaging and other markets.



The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.



International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.



J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.


   Equity Securities Selected for The Dow(sm) DART 10 Portfolio, 1(st)
                           Quarter 2002 Series


Alcoa Inc., headquartered in Pittsburgh, Pennsylvania, makes primary aluminum and fabricated products for the transportation, construction, packaging and other markets.



The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.

The Walt Disney Company, headquartered in Burbank, California, operates as a diversified international entertainment company with operations consisting of filmed entertainment, theme parks and resorts and consumer products. Disney also has broadcasting (including Capital Cities/ABC, Inc.) and publishing operations.



Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.



General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under the trademarks "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.



J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.



Philip Morris Companies Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.


 Equity Securities Selected for the European Target 20 Portfolio, 1(st)
                           Quarter 2002 Series


ABN AMRO Holding NV, headquartered in Amsterdam, the Netherlands, provides full-service banking operations both in the Netherlands and worldwide.



Abbey National Plc, headquartered in London, England, is a financial services group. The company provides personal saving accounts, mortgages, secured and unsecured lending, banking and investment services, life and general insurance, and wealth management services. A subsidiary, Abbey National Treasury Services Plc, provides international wholesale banking services.



Anglo American Plc, headquartered in London, England, holds investments in gold, platinum, diamond, uranium, coal and other mineral mining companies in South Africa, Brazil and the United States. The company also invests in industrial, commercial, finance and insurance companies and small businesses; and provides property development services.



BHP Billiton Plc, headquartered in London, England, is an international resources company. The company's principal business lines include mineral exploration and production in addition to petroleum exploration, production and refining. The company also manufactures steel for the construction industry.



Bayer AG, headquartered in Leverkusen, Germany, manufactures industrial chemicals and polymers, as well as human and animal healthcare products, pharmaceuticals and agricultural crop protection agents. The company markets its products to the automotive, electronic, medical, construction, farming, textile, utility and printing industries worldwide.



British American Tobacco Plc, headquartered in London, England, is the holding company for an international tobacco group. The group has an active business presence in approximately 180 countries around the world. Brand names include "State Express 555," "Lucky Strike," "Kent" and "Benson & Hedges."



CGNU Plc, headquartered in London, England, is the holding company for Commercial Union Assurance Company Plc, an international life and property-casualty insurance operation. Through its subsidiary, the company transacts all classes of insurance and life assurance excluding industrial life. The company also does business in property investment and development, loans and mortgages.



Cable & Wireless Plc, headquartered in London, England, operates as an international provider of telecommunications and multimedia communications services in more than 70 countries, including the United Kingdom, Australia, the Caribbean, Hong Kong, Japan and the United States. The company also operates a fleet of vessels and submersible vehicles for laying and burying cable.



DaimlerChrysler AG, headquartered in Stuttgart, Germany, designs, manufactures and markets automobiles and other vehicles worldwide. The company also provides electronics and telecommunications services as well as aerospace, defense and financial services.



Endesa, S.A., headquartered in Madrid, Spain, produces, transmits, distributes and supplies electricity to major utilities throughout Spain and has interests in coal mining companies.



Enel SpA, headquartered in Rome, Italy, generates, transmits and distributes electricity throughout Italy. The company's subsidiaries also provide fixed-line and mobile telephone services, install public lighting systems, and operate real estate, telecommunications and Internet service provider businesses.



HSBC Holdings Plc, headquartered in London, England, is one of the largest banking and financial services organizations in the world. The company provides a comprehensive range of banking and related financial services in more than 80 countries and territories.



IntesaBci SpA, headquartered in Milan, Italy, that country's largest bank holding company, provides commercial and retail banking and other financial services through branches in Italy and 40 other countries.



Lloyds TSB Group Plc, headquartered in London, England, through subsidiaries and associated companies, offers a wide range of banking and financial services throughout the United Kingdom and a number of other countries.



Nordea AB, headquartered in Stockholm, Sweden, is the holding company for the MeritaNordbanken Group. The company creates and markets financial products and services for individuals, companies and institutions, and the public sector. The company services the Scandinavian countries and the Baltic Sea region.



Sanpaolo IMI SpA, headquartered in Turin, Italy, operates as a commercial bank in Italy and abroad and is the holding company of a diversified financial group which includes municipal lender "Crediop."



Societe Generale, headquartered in Paris, France, provides full banking and financial services through both domestic and foreign offices. The company offers clients asset management, capital market services, equity investments and specialized financing, and operates in 80 countries.



Standard Chartered Plc, headquartered in London, England, is an international banking group. The company operates primarily in Asia, Africa, Latin America and the Middle East. Products and services encompass the personal, consumer, corporate, institutional and treasury markets.



Statoil ASA, headquartered in Stavanger, Norway, is the largest integrated oil and gas company in Scandinavia, producing oil and gas from the Norwegian Continental Shelf and other regions.



Zurich Financial Services AG, headquartered in Zurich, Switzerland, offers a full range of insurance and investment products and services, from life insurance and investment funds for individuals to complex reinsurance and alternative risk transfer arrangements for companies. The company operates in more than 60 countries.


  Equity Securities Selected for the Global Target 15 Portfolio, 1(st)
                           Quarter 2002 Series

Dow Jones Industrial Average(sm) Companies
__________________________________________


Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.



International Paper Company, headquartered in Purchase, New York, manufactures printing and writing paper, pulp, tissue, paperboard, packaging and wood products. The company also manufactures nonwoven papers, specialty chemicals, specialty panels and laminated products. The company sells its products primarily in the United States, Europe and the Pacific Rim.



J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.



SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

Financial Times Industrial Ordinary Share Index Companies
_________________________________________________________


EMI Group Plc, headquartered in London, England, is a music recording and retailing company. The company owns more than 70 music companies as well as the rights to more than one million songs.



GKN Plc, headquartered in Worcestershire, England, designs, develops and manufactures products for the automotive, aerospace and industrial services sectors.



Invensys Plc, headquartered in London, England, is a global electronics and engineering company operating through four divisions: Intelligent Automation, Industrial Drive Systems, Power Systems and Controls. The company's products include motors, electronic drives, compressors, position sensors and controls, power transmission products, and software and remote monitoring systems.



The Peninsular & Oriental Steam Navigation Company, headquartered in London, England, provides various port and logistics services. The company's operations encompass cargo, container and bulk shipping, as well as ferry and transport services. The company also owns and develops properties in the United Kingdom and the United States.



Tate & Lyle Plc, headquartered in London, England, is the holding company for an international group of companies which manufacture, refine, process, distribute and trade sweeteners, starches and their by-products. Products include white sugar, molasses and low calorie sweeteners. The company also manufactures and sells engineered sugar milling equipment and provides reinsurance services.


Hang Seng Index Companies
_________________________


Amoy Properties Limited, headquartered in Hong Kong, China, a subsidiary of Hang Lung Development Company Limited, is a property investment company. The company's principal activities are property investment and investment holding and, through its subsidiaries, property investment for rental income, car park management and property management. Effective January 2, 2002, Amoy Properties Limited will change its name to Hang Lung Properties, Ltd.



Cathay Pacific Airways Limited, headquartered in Hong Kong, China, is an airline operator providing passenger and cargo service in Europe, the Far East, the Middle East, North America and South Africa. The company's services also include aircraft engineering, airport security and airline catering.



Cheung Kong Infrastructure Holdings Limited, headquartered in Hong Kong, China, is a diversified infrastructure company which develops, invests in and operates infrastructure projects in Hong Kong, Australia, Canada, China, the Philippines and other countries. The company manufactures concrete, asphalt and aggregates and also operates power plants.



Hang Lung Development Company Limited, headquartered in Hong Kong, China, is an investment holding company which, through its subsidiaries, including Amoy Properties Limited, is involved in property development for sale, property investment for rental income, and hotel ownership and management. The company is also involved in car park and property management operations. Through its associated companies, the company is involved in the operation of restaurants and dry cleaning businesses. Effective January 2, 2002, Hang Lung Development Company Limited will change its name to Hang Lung Group, Ltd.



Hysan Development Company Limited, headquartered in Hong Kong, China, is an investment holding company with subsidiaries in the field of property investment, property development and capital market investment. The company's profits mainly come from commercial rental income and luxury residential property located in Hong Kong.


 Equity Securities Selected for The Nasdaq(R) Target 15 Portfolio, 1(st)
                           Quarter 2002 Series


Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.



Bed Bath & Beyond Inc., headquartered in Union, New Jersey, sells domestic merchandise (bed linens, bath accessories and kitchen textiles) and home furnishings (cookware, dinnerware, glassware and basic housewares) through retail stores.



Biogen, Inc., headquartered in Cambridge, Massachusetts, develops and makes pharmaceuticals for human healthcare through genetic engineering. The company's primary focus is on developing and testing products for the treatment of multiple sclerosis, inflammatory and respiratory diseases, kidney diseases and certain viruses and cancers.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



CDW Computer Centers, Inc., headquartered in Vernon Hills, Illinois, sells microcomputer hardware and peripherals including desktop computers, notebooks and laptops, printing devices, video monitors, communication equipment, add-on boards and memory and data storage devices; accessories; networking products; and software.



Cintas Corporation, headquartered in Cincinnati, Ohio, designs and manufactures corporate identity uniforms which they rent or sell to customers, along with non-uniform equipment. The company also offers ancillary products which include the sale or rental of walk-off mats, fender covers, towels, mops and linen products.



Concord EFS, Inc., headquartered in Memphis, Tennessee, provides electronic transaction authorization, processing, settlement and funds transfer services on a nationwide basis.



Costco Wholesale Corporation, headquartered in Issaquah, Washington, operates a chain of wholesale cash-and-carry membership warehouses that sell high-quality, nationally branded and selected private label merchandise at low prices to businesses and individuals who are members of selected employee groups. The company's warehouses are located in the United States, Canada, Japan, Korea, Mexico, Taiwan and the United Kingdom.



Cytyc Corporation, headquartered in Boxborough, Massachusetts, designs, develops, makes and sells the "ThinPrep" sample preparation system for the automated preparation of microscope slides of cervical cell specimens for use in cervical cancer screening, as well as for the preparation of non-gynecological cell specimens.



Fiserv, Inc., headquartered in Brookfield, Wisconsin, provides information management technology and related services to banks, broker/dealers, credit unions, financial planners and investment advisers, insurance companies, leasing companies, mortgage lenders and savings institutions



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Microchip Technology Incorporated, headquartered in Chandler, Arizona, develops, makes and markets field programmable 8-bit microcontrollers, application-specific standard products and related specialty memory products for high-volume embedded control applications in the consumer, automotive, office automation, communications and industrial markets.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



PACCAR Inc., headquartered in Bellevue, Washington, makes light-, medium-
 and heavy-duty trucks and related aftermarket parts; and provides financing and leasing services to customers and dealers. In addition, the company sells general automotive parts and accessories through retail outlets.



Symantec Corporation, headquartered in Cupertino, California, develops utility software for business and personal computing. The company's products are organized into 3 business units: remote productivity solutions; security and assistance; and Internet tools, royalties and other.


    Equity Securities Selected for The S&P Target 24 Portfolio, 1(st)
                           Quarter 2002 Series


Autodesk, Inc., headquartered in San Rafael, California, is a software design and digital content company for the architectural design and land development, manufacturing, utilities, telecommunications, and media and entertainment industries.



AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.



Avon Products, Inc., headquartered in New York, New York, makes and markets beauty and related products, which include cosmetics, fragrances and toiletries; gifts and decorative products; apparel; and fashion jewelry and accessories.



BellSouth Corporation, headquartered in Atlanta, Georgia, is a communications company serving customers in 20 countries. The company provides wireline network access services for voice, digital and data, cable and digital TV and advertising services, web design and hosting and Internet access and wireless communications.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Burlington Resources Inc., headquartered in Houston, Texas, is a holding company engaged, through its subsidiaries, in the exploration, development, production and marketing of crude oil and natural gas.



CenturyTel, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.

Deluxe Corporation, headquartered in Shoreview, Minnesota, is a provider of integrated risk management, electronic transaction services and paper payments to the financial services and retail industries.



Devon Energy Corporation, headquartered in Oklahoma City, Oklahoma, including its subsidiaries, is an energy company engaged primarily in oil and gas exploration, development and production and in the acquisition of producing properties.



Forest Laboratories, Inc., headquartered in New York, New York, develops, manufactures and sells both branded and generic forms of ethical drug products that require a physician's prescription, as well as non-prescription pharmaceutical products sold over-the-counter.



General Mills, Inc., headquartered in Minneapolis, Minnesota, makes and markets a variety of consumer food products, including ready-to-eat cereals, desserts, flour and baking mixes, dinner and side dish products, snack products, beverages and yogurt products.



Genuine Parts Company, headquartered in Atlanta, Georgia, is a wholesale distributor of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials.



Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Moody's Corporation, headquartered in New York, New York, is a global credit rating, research and risk analysis firm, publishing credit opinions, research and ratings on fixed-income securities, issuers of securities and other credit obligations.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



The Progressive Corporation, headquartered in Mayfield Village, Ohio, is an insurance holding company for subsidiaries which provide personal auto insurance and specialty property-casualty insurance.



Robert Half International Inc., headquartered in Menlo Park, California, provides temporary and permanent personnel in the fields of accounting and finance. The company also provides administrative and office personnel, paralegal, legal administrative and other legal support positions, and temporary information technology professionals.



SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.



The Stanley Works, headquartered in New Britain, Connecticut, manufactures products for the home improvement and consumer markets including handtools, hardware and residential door systems.



Stilwell Financial, Inc., headquartered in Kansas City, Missouri, provides investment management services through its subsidiaries, Janus Capital Corporation, Berger LLC and Nelson Money Managers Plc. The company also has a minority interest in DST Systems, which provides information processing and software.



Sunoco, Inc., headquartered in Philadelphia, Pennsylvania, through its subsidiaries, is a petroleum refiner and marketer with interests in coke-making and coal mining. The company's petroleum refining and marketing operations are conducted primarily in the eastern half of the United States.



The TJX Companies, Inc., headquartered in Framingham, Massachusetts, operates "T.J. Maxx," "Marshalls," "Winners Apparel," "HomeGoods" and "T.K. Maxx" stores in the United States, Canada and Europe selling off-price family apparel, accessories, domestics and giftware.



UST Inc., headquartered in Greenwich, Connecticut, through its subsidiaries, manufactures and sells smokeless tobacco products (snuff and chewing tobacco), wines and craft beers, and premium cigars.


  Equity Securities Selected for the Target Small-Cap Portfolio, 1(st)
                           Quarter 2002 Series


American Italian Pasta Company, headquartered in Kansas City, Missouri, produces more than 80 dry pasta shapes from two vertically-integrated milling and pasta production and distribution facilities, generating its revenues from both the retail and institutional markets.



American Medical Systems Holdings, Inc., headquartered in Minnetonka, Minnesota, provides medical devices to physicians specializing in urology and the treatment of urological disorders. The company's products include artificial urinary sphincters, sling systems and bulking systems for incontinence; inflatable and malleable penile prostheses for erectile dysfunction; and endourethral stents, resection loops and minimally invasive treatment systems for benign prostatic hyperplasia, or BPH



Argosy Gaming Company, headquartered in Alton, Illinois, is engaged in business of providing casino style gaming and related entertainment to the public and, through its subsidiaries or joint ventures, operates riverboat casinos.



Armor Holdings, Inc., headquartered in Jacksonville, Florida, through its ArmorGroup Services division, provides sophisticated security planning and risk management, electronic security systems integration, consulting and training services, as well as intellectual property asset protection, business intelligence and investigative services. The company's Armor Holdings Products division manufactures and sells a broad range of branded law enforcement equipment, such as ballistic resistant vests and tactical armor, less-than-lethal munitions, anti-riot products and narcotic identification kits.



Ascential Software Corporation, headquartered in Westborough, Massachusetts, is a supplier of information management software and solutions to governments and enterprises worldwide. The company designs, develops, manufactures, markets and supports object-relational and relational database management systems; connectivity interfaces and gateways; and graphical and character-based application development tools for building database applications that allow customers to access, retrieve and manipulate business data.



BEI Technologies, Inc., headquartered in San Francisco, California, is a manufacturer of electronic sensors, motors, actuators and motion control products used for factory and office automation, medical and scientific equipment, military, aviation and space systems, and transportation equipment including automobiles, trucks and off-road equipment. The company operates through its principal subsidiary, BEI Sensors & Systems Company, Inc.



Catapult Communications Corporation, headquartered in Mountain View, California, designs, develops, manufactures, markets and supports a software-based test system offering a suite of testing applications for the telecommunications industry. The company's test systems assist customers in the design, integration, installation and acceptance testing of digital telecommunications equipment and services.



P.F. Chang's China Bistro, Inc., headquartered in Phoenix, Arizona, owns and operates full service Chinese restaurants under the P.F. Chang's name featuring traditional cuisine from various culinary regions of China.



CONMED Corporation, headquartered in Utica, New York, is a medical technology company specializing in instruments and implants for arthroscopic sports medicine, and powered surgical instruments, for orthopaedic, ENT, neurosurgery and other surgical specialties. The company also develops, manufactures and supplies advanced medical devices, including RF electrosurgery systems used in all types of surgery, ECG electrodes for heart monitoring, and minimally invasive surgical devices.



DIANON Systems, Inc., headquartered in Stratford, Connecticut, provides a full line of anatomic pathology testing services and a number of genetic and clinical chemistry testing services to patients, physicians and managed-care organizations throughout the United States.



eFunds Corporation, headquartered in Scottsdale, Arizona, provides electronic transaction processing, ATM outsourcing and risk management services to financial institutions, retailers, electronic funds networks, e-commerce providers and government agencies.



Elcor Corporation, headquartered in Dallas, Texas, makes premium laminated fiberglass asphalt residential roofing products;
remanufactures diesel engine cylinder liners; provides tin plating of pistons; and applies shielding to computer and electronic equipment.



Entegris Inc., headquartered in Chaska, Minnesota, is a provider of materials management solutions that protect and transport the critical materials used in the semiconductor and other high technology industries, in particular, the semiconductor manufacturing and disk manufacturing markets. The company also provides chemical delivery products such as valves, fittings, tubing, pipe and containers.



FEI Company, headquartered in HIllsboro, Oregon, supplies a suite of products for three-dimensional structural process measurement and analysis. The company's products include focused ion beam workstations, transmission electron microscopes, scanning electron microscopes, and components.



First Horizon Pharmaceutical Corporation, headquartered in Roswell, Georgia, markets and sells brand name prescription drugs for the treatment of chronic conditions, including cardiovascular diseases, respiratory and gastroenterological disorders, and pain and inflammation.



Florida Rock Industries, Inc., headquartered in Jacksonville, Florida, is principally engaged in the production and sale of ready mixed concrete and the mining, processing and sale of sand, gravel and crushed stone (construction aggregates). The company operates primarily within the southeastern United States.



Fossil, Inc., headquartered in Richardson, Texas, is a designer and distributor of contemporary, high quality fashion watches, leather accessories and sunglasses. The company markets its products under the brand names of "Fossil," "FS," and "Relic" primarily through department stores and other major retailers.



Gentiva Health Services, Inc., headquartered in Melville, New York, operates a health services business in the United States and Canada providing specialty pharmaceutical services (including infusion therapy) and home care nursing services. The company's services include the distribution of drugs and other biological and pharmaceutical products and professional support services for individuals with chronic diseases, such as hemophilia, primary pulmonary hypertension, autoimmune deficiencies and growth disorders.



Heartland Express, Inc., headquartered in Coralville, Iowa, is a short-to-medium haul truckload carrier. The company transports a variety of goods, including appliances, automotive parts, paper products, retail goods and packaged foodstuffs, using a combined fleet of company-owned and owner-operator tractors.



J.B. Hunt Transport Services, Inc., headquartered in Lowell, Arkansas, provides a variety of motor transport services throughout the United States, Canada and Mexico. The company operates four distinct operating segments: dry-van truck only, intermodal, dedicated contract services and logistics business segments.



ICU Medical, Inc., headquartered in San Clemente, California, develops, manufactures and sells proprietary, disposable medical connection systems for use in intravenous therapy applications. The company's devices are designed to protect healthcare workers and their patients from exposure to infectious diseases such as Hepatitis B and C and HIV through accidental needlesticks.



ITT Educational Services, Inc., headquartered in Indianapolis, Indiana, provides technical post-secondary degree programs which are designed to provide students with the knowledge and skills necessary for entry-level employment in technical positions in a variety of industries. The company operates its technical schools in 27 states.



InFocus Corporation, headquartered in Wilsonville, Oregon, develops, manufactures and markets data/video projection products and services to present video, audio, graphics and data from personal computers, workstations, VCRs and laser disc players. The company's products are used in business, education and government markets for training sessions, meetings, and other applications involving the sharing of computer-generated and/or video information with an audience.



Insight Enterprises, Inc., headquartered in Tempe, Arizona, sells microcomputers, peripherals and software mainly to small and medium-sized enterprises, through a combination of targeted direct mail catalogs, advertising in computer magazines and publications, and a strong outbound telemarketing sales force.



Intermagnetics General Corporation, headquartered in Latham, New York, is a leading developer and manufacturer of superconducting materials, electromagnetic components and cryogenic refrigeration systems. Their products are sold separately, or are combined together and sold as integrated sub-systems primarily in the magnetic resonance imaging
(MRI), instrumentation and energy technology markets.



JDA Software Group, Inc., headquartered in Scottsdale, Arizona, is a global provider of integrated retail software products and professional services. The company's products address the requirements for the entire retail supply chain: from the corporate level with merchandising, financial, and data warehouse systems; to the distribution level with warehouse management and logistics systems; and finally to the store level with point-of-sale and back-office applications.



LNR Property Corporation, headquartered in Miami, Florida, is a real estate investment and management company, which structures and makes real estate and real estate related investments. The company also owns, develops and manages commercial and multi-family residential properties.



MKS Instruments, Inc., headquartered in Andover, Massachusetts, develops, makes and supplies instruments and components used to measure, control and analyze gases in semiconductor manufacturing and similar industrial manufacturing processes.



Mentor Corporation, headquartered in Santa Barbara, California, develops, manufactures, and markets a broad range of products for the medical specialties of plastic, reconstructive and general surgery as well as urology. The company's products include a line of implantable prostheses for plastic and reconstructive surgery and capital equipment used in soft tissue aspiration. Urologic products include disposable and surgical products for the management of urinary incontinence, surgically implantable prostheses for the treatment of impotence and brachytherapy seeds for the treatment of prostate cancer.



Nanometrics Incorporated, headquartered in Milpitas, California, designs, manufactures, markets and supports thin film metrology systems for the semiconductor, flat panel display and magnetic recording head industries. The company's measurement systems use a broad spectrum of wavelengths, high-sensitivity optics, proprietary software and patented technology to measure the thickness and uniformity of films deposited on silicon and other substrates as well as their chemical composition.



Ohio Casualty Corporation, headquartered in Fairfiled, Ohio, conducts a property and casualty insurance business. The company also conducts a premium finance business through a direct subsidiary.



Remington Oil & Gas Corporation, headquartered in Dallas, Texas, is primarily engaged in the exploration, development and production of oil and gas reserves in the offshore Gulf of Mexico and onshore Gulf Coast areas.

Republic Bancorp Inc., headquartered in Owosso, Michigan, is a bank holding company for Republic Bank. Services include commercial and retail banking, as well as mortgage lending, investment and insurance services.



Roadway Corporation, headquartered in Akron, Ohio, is a holding company that identifies acquisition, merger and partnership candidates for the Roadway portfolio of companies. The company provides transportation and electronic business solutions to customers in the United States and other countries.



Serologicals Corporation, headquartered in Norcross, Georgia, is a provider of specialty human antibodies and other blood-related products and services to major healthcare companies. Services include donor recruitment, donor management and clinical testing services. The company provides value-added specialty antibodies used as the active ingredients in therapeutic products for the treatment and management of Rh incompatibility in newborns, rabies and hepatitis and in diagnostic products such as blood typing reagents and diagnostic test kits.



Shuffle Master, Inc., headquartered in Las Vegas, Nevada, develops, manufactures and markets automatic card shuffling equipment, table games and video/slot machine game software for the gaming industry.



Sonic Corp., headquartered in Oklahoma City, Oklahoma, operates and franchises the largest chain of drive-in restaurants in the United States.



Staten Island Bancorp, Inc., headquartered in Staten Island, New York, is the holding company for SI Bank & Trust. The bank is a full-service, community savings bank, operating in New York and New Jersey.



Take-Two Interactive Software, Inc., headquartered in New York, New York, designs, develops, publishes and markets interactive software games.



United Natural Foods, Inc., headquartered in Dayville, Connecticut, is an independent national distributor of natural foods and related products, serving natural products retailers, super natural chains and conventional supermarkets in the United States.


 Equity Securities Selected for the Target VIP Portfolio, 1(st) Quarter
                               2002 Series

The Dow(sm) DART 5 Strategy Stocks
__________________________________


Alcoa Inc., headquartered in Pittsburgh, Pennsylvania, makes primary aluminum and fabricated products for the transportation, construction, packaging and other markets.



The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.



International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.



J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.


European Target 20 Strategy Stocks
__________________________________


ABN AMRO Holding NV, headquartered in Amsterdam, the Netherlands, provides full-service banking operations both in the Netherlands and worldwide.



Abbey National Plc, headquartered in London, England, is a financial services group. The company provides personal saving accounts, mortgages, secured and unsecured lending, banking and investment services, life and general insurance, and wealth management services. A subsidiary, Abbey National Treasury Services Plc, provides international wholesale banking services.



Anglo American Plc, headquartered in London, England, holds investments in gold, platinum, diamond, uranium, coal and other mineral mining companies in South Africa, Brazil and the United States. The company also invests in industrial, commercial, finance and insurance companies and small businesses; and provides property development services.



BHP Billiton Plc, headquartered in London, England, is an international resources company. The company's principal business lines include mineral exploration and production in addition to petroleum exploration, production and refining. The company also manufactures steel for the construction industry.



Bayer AG, headquartered in Leverkusen, Germany, manufactures industrial chemicals and polymers, as well as human and animal healthcare products, pharmaceuticals and agricultural crop protection agents. The company markets its products to the automotive, electronic, medical, construction, farming, textile, utility and printing industries worldwide.



British American Tobacco Plc, headquartered in London, England, is the holding company for an international tobacco group. The group has an active business presence in approximately 180 countries around the world. Brand names include "State Express 555," "Lucky Strike," "Kent" and "Benson & Hedges."



CGNU Plc, headquartered in London, England, is the holding company for Commercial Union Assurance Company Plc, an international life and property-casualty insurance operation. Through its subsidiary, the company transacts all classes of insurance and life assurance excluding industrial life. The company also does business in property investment and development, loans and mortgages.



Cable & Wireless Plc, headquartered in London, England, operates as an international provider of telecommunications and multimedia communications services in more than 70 countries, including the United Kingdom, Australia, the Caribbean, Hong Kong, Japan and the United States. The company also operates a fleet of vessels and submersible vehicles for laying and burying cable.



DaimlerChrysler AG, headquartered in Stuttgart, Germany, designs, manufactures and markets automobiles and other vehicles worldwide. The company also provides electronics and telecommunications services as well as aerospace, defense and financial services.



Endesa, S.A., headquartered in Madrid, Spain, produces, transmits, distributes and supplies electricity to major utilities throughout Spain and has interests in coal mining companies.



Enel SpA, headquartered in Rome, Italy, generates, transmits and distributes electricity throughout Italy. The company's subsidiaries also provide fixed-line and mobile telephone services, install public lighting systems, and operate real estate, telecommunications and Internet service provider businesses.



HSBC Holdings Plc, headquartered in London, England, is one of the largest banking and financial services organizations in the world. The company provides a comprehensive range of banking and related financial services in more than 80 countries and territories.



IntesaBci SpA, headquartered in Milan, Italy, that country's largest bank holding company, provides commercial and retail banking and other financial services through branches in Italy and 40 other countries.



Lloyds TSB Group Plc, headquartered in London, England, through subsidiaries and associated companies, offers a wide range of banking and financial services throughout the United Kingdom and a number of other countries.



Nordea AB, headquartered in Stockholm, Sweden, is the holding company for the MeritaNordbanken Group. The company creates and markets financial products and services for individuals, companies and institutions, and the public sector. The company services the Scandinavian countries and the Baltic Sea region.



Sanpaolo IMI SpA, headquartered in Turin, Italy, operates as a commercial bank in Italy and abroad and is the holding company of a diversified financial group which includes municipal lender "Crediop."



Societe Generale, headquartered in Paris, France, provides full banking and financial services through both domestic and foreign offices. The company offers clients asset management, capital market services, equity investments and specialized financing, and operates in 80 countries.



Standard Chartered Plc, headquartered in London, England, is an international banking group. The company operates primarily in Asia, Africa, Latin America and the Middle East. Products and services encompass the personal, consumer, corporate, institutional and treasury markets.



Statoil ASA, headquartered in Stavanger, Norway, is the largest integrated oil and gas company in Scandinavia, producing oil and gas from the Norwegian Continental Shelf and other regions.



Zurich Financial Services AG, headquartered in Zurich, Switzerland, offers a full range of insurance and investment products and services, from life insurance and investment funds for individuals to complex reinsurance and alternative risk transfer arrangements for companies. The company operates in more than 60 countries.


The Nasdaq(R) Target 15 Strategy Stocks
_______________________________________


Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.



Bed Bath & Beyond Inc., headquartered in Union, New Jersey, sells domestic merchandise (bed linens, bath accessories and kitchen textiles) and home furnishings (cookware, dinnerware, glassware and basic housewares) through retail stores.



Biogen, Inc., headquartered in Cambridge, Massachusetts, develops and makes pharmaceuticals for human healthcare through genetic engineering. The company's primary focus is on developing and testing products for the treatment of multiple sclerosis, inflammatory and respiratory diseases, kidney diseases and certain viruses and cancers.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



CDW Computer Centers, Inc., headquartered in Vernon Hills, Illinois, sells microcomputer hardware and peripherals including desktop computers, notebooks and laptops, printing devices, video monitors, communication equipment, add-on boards and memory and data storage devices; accessories; networking products; and software.



Cintas Corporation, headquartered in Cincinnati, Ohio, designs and manufactures corporate identity uniforms which they rent or sell to customers, along with non-uniform equipment. The company also offers ancillary products which include the sale or rental of walk-off mats, fender covers, towels, mops and linen products.



Concord EFS, Inc., headquartered in Memphis, Tennessee, provides electronic transaction authorization, processing, settlement and funds transfer services on a nationwide basis.



Costco Wholesale Corporation, headquartered in Issaquah, Washington, operates a chain of wholesale cash-and-carry membership warehouses that sell high-quality, nationally branded and selected private label merchandise at low prices to businesses and individuals who are members of selected employee groups. The company's warehouses are located in the United States, Canada, Japan, Korea, Mexico, Taiwan and the United Kingdom.



Cytyc Corporation, headquartered in Boxborough, Massachusetts, designs, develops, makes and sells the "ThinPrep" sample preparation system for the automated preparation of microscope slides of cervical cell specimens for use in cervical cancer screening, as well as for the preparation of non-gynecological cell specimens.



Fiserv, Inc., headquartered in Brookfield, Wisconsin, provides information management technology and related services to banks, broker/dealers, credit unions, financial planners and investment advisers, insurance companies, leasing companies, mortgage lenders and savings institutions



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Microchip Technology Incorporated, headquartered in Chandler, Arizona, develops, makes and markets field programmable 8-bit microcontrollers, application-specific standard products and related specialty memory products for high-volume embedded control applications in the consumer, automotive, office automation, communications and industrial markets.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



PACCAR Inc., headquartered in Bellevue, Washington, makes light-, medium- and heavy-duty trucks and related aftermarket parts; and provides financing and leasing services to customers and dealers. In addition, the company sells general automotive parts and accessories through retail outlets.



Symantec Corporation, headquartered in Cupertino, California, develops utility software for business and personal computing. The company's products are organized into 3 business units: remote productivity solutions; security and assistance; and Internet tools, royalties and other.


The S&P Target 24 Strategy Stocks
_________________________________


Autodesk, Inc., headquartered in San Rafael, California, is a software design and digital content company for the architectural design and land development, manufacturing, utilities, telecommunications, and media and entertainment industries.



AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.



Avon Products, Inc., headquartered in New York, New York, makes and markets beauty and related products, which include cosmetics, fragrances and toiletries; gifts and decorative products; apparel; and fashion jewelry and accessories.



BellSouth Corporation, headquartered in Atlanta, Georgia, is a communications company serving customers in 20 countries. The company provides wireline network access services for voice, digital and data, cable and digital TV and advertising services, web design and hosting and Internet access and wireless communications.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Burlington Resources Inc., headquartered in Houston, Texas, is a holding company engaged, through its subsidiaries, in the exploration, development, production and marketing of crude oil and natural gas.



CenturyTel, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.



Deluxe Corporation, headquartered in Shoreview, Minnesota, is a provider of integrated risk management, electronic transaction services and paper payments to the financial services and retail industries.



Devon Energy Corporation, headquartered in Oklahoma City, Oklahoma, including its subsidiaries, is an energy company engaged primarily in oil and gas exploration, development and production and in the acquisition of producing properties.



Forest Laboratories, Inc., headquartered in New York, New York, develops, manufactures and sells both branded and generic forms of ethical drug products that require a physician's prescription, as well as non-prescription pharmaceutical products sold over-the-counter.



General Mills, Inc., headquartered in Minneapolis, Minnesota, makes and markets a variety of consumer food products, including ready-to-eat cereals, desserts, flour and baking mixes, dinner and side dish products, snack products, beverages and yogurt products.



Genuine Parts Company, headquartered in Atlanta, Georgia, is a wholesale distributor of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials.



Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Moody's Corporation, headquartered in New York, New York, is a global credit rating, research and risk analysis firm, publishing credit opinions, research and ratings on fixed-income securities, issuers of securities and other credit obligations.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



The Progressive Corporation, headquartered in Mayfield Village, Ohio, is an insurance holding company for subsidiaries which provide personal auto insurance and specialty property-casualty insurance.



Robert Half International Inc., headquartered in Menlo Park, California, provides temporary and permanent personnel in the fields of accounting and finance. The company also provides administrative and office personnel, paralegal, legal administrative and other legal support positions, and temporary information technology professionals.



SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.



The Stanley Works, headquartered in New Britain, Connecticut, manufactures products for the home improvement and consumer markets including handtools, hardware and residential door systems.



Stilwell Financial, Inc., headquartered in Kansas City, Missouri, provides investment management services through its subsidiaries, Janus Capital Corporation, Berger LLC and Nelson Money Managers Plc. The company also has a minority interest in DST Systems, which provides information processing and software.



Sunoco, Inc., headquartered in Philadelphia, Pennsylvania, through its subsidiaries, is a petroleum refiner and marketer with interests in coke-making and coal mining. The company's petroleum refining and marketing operations are conducted primarily in the eastern half of the United States.



The TJX Companies, Inc., headquartered in Framingham, Massachusetts, operates "T.J. Maxx," "Marshalls," "Winners Apparel," "HomeGoods" and "T.K. Maxx" stores in the United States, Canada and Europe selling off-price family apparel, accessories, domestics and giftware.



UST Inc., headquartered in Greenwich, Connecticut, through its subsidiaries, manufactures and sells smokeless tobacco products (snuff and chewing tobacco), wines and craft beers, and premium cigars.

Target Small-Cap Strategy Stocks
________________________________


American Italian Pasta Company, headquartered in Kansas City, Missouri, produces more than 80 dry pasta shapes from two vertically-integrated milling and pasta production and distribution facilities, generating its revenues from both the retail and institutional markets.



American Medical Systems Holdings, Inc., headquartered in Minnetonka, Minnesota, provides medical devices to physicians specializing in urology and the treatment of urological disorders. The company's products include artificial urinary sphincters, sling systems and bulking systems for incontinence; inflatable and malleable penile prostheses for erectile dysfunction; and endourethral stents, resection loops and minimally invasive treatment systems for benign prostatic hyperplasia, or BPH



Argosy Gaming Company, headquartered in Alton, Illinois, is engaged in business of providing casino style gaming and related entertainment to the public and, through its subsidiaries or joint ventures, operates riverboat casinos.



Armor Holdings, Inc., headquartered in Jacksonville, Florida, through its ArmorGroup Services division, provides sophisticated security planning and risk management, electronic security systems integration, consulting and training services, as well as intellectual property asset protection, business intelligence and investigative services. The company's Armor Holdings Products division manufactures and sells a broad range of branded law enforcement equipment, such as ballistic resistant vests and tactical armor, less-than-lethal munitions, anti-riot products and narcotic identification kits.



Ascential Software Corporation, headquartered in Westborough, Massachusetts, is a supplier of information management software and solutions to governments and enterprises worldwide. The company designs, develops, manufactures, markets and supports object-relational and relational database management systems; connectivity interfaces and gateways; and graphical and character-based application development tools for building database applications that allow customers to access, retrieve and manipulate business data.



BEI Technologies, Inc., headquartered in San Francisco, California, is a manufacturer of electronic sensors, motors, actuators and motion control products used for factory and office automation, medical and scientific equipment, military, aviation and space systems, and transportation equipment including automobiles, trucks and off-road equipment. The company operates through its principal subsidiary, BEI Sensors & Systems Company, Inc.



Catapult Communications Corporation, headquartered in Mountain View, California, designs, develops, manufactures, markets and supports a software-based test system offering a suite of testing applications for the telecommunications industry. The company's test systems assist customers in the design, integration, installation and acceptance testing of digital telecommunications equipment and services.



P.F. Chang's China Bistro, Inc., headquartered in Phoenix, Arizona, owns and operates full service Chinese restaurants under the P.F. Chang's name featuring traditional cuisine from various culinary regions of China.



CONMED Corporation, headquartered in Utica, New York, is a medical technology company specializing in instruments and implants for arthroscopic sports medicine, and powered surgical instruments, for orthopaedic, ENT, neurosurgery and other surgical specialties. The company also develops, manufactures and supplies advanced medical devices, including RF electrosurgery systems used in all types of surgery, ECG electrodes for heart monitoring, and minimally invasive surgical devices.



DIANON Systems, Inc., headquartered in Stratford, Connecticut, provides a full line of anatomic pathology testing services and a number of genetic and clinical chemistry testing services to patients, physicians and managed-care organizations throughout the United States.



eFunds Corporation, headquartered in Scottsdale, Arizona, provides electronic transaction processing, ATM outsourcing and risk management services to financial institutions, retailers, electronic funds networks, e-commerce providers and government agencies.



Elcor Corporation, headquartered in Dallas, Texas, makes premium laminated fiberglass asphalt residential roofing products;
remanufactures diesel engine cylinder liners; provides tin plating of pistons; and applies shielding to computer and electronic equipment.



Entegris Inc., headquartered in Chaska, Minnesota, is a provider of materials management solutions that protect and transport the critical materials used in the semiconductor and other high technology industries, in particular, the semiconductor manufacturing and disk manufacturing markets. The company also provides chemical delivery products such as valves, fittings, tubing, pipe and containers.



FEI Company, headquartered in HIllsboro, Oregon, supplies a suite of products for three-dimensional structural process measurement and analysis. The company's products include focused ion beam workstations, transmission electron microscopes, scanning electron microscopes, and components.

First Horizon Pharmaceutical Corporation, headquartered in Roswell, Georgia, markets and sells brand name prescription drugs for the treatment of chronic conditions, including cardiovascular diseases, respiratory and gastroenterological disorders, and pain and inflammation.



Florida Rock Industries, Inc., headquartered in Jacksonville, Florida, is principally engaged in the production and sale of ready mixed concrete and the mining, processing and sale of sand, gravel and crushed stone (construction aggregates). The company operates primarily within the southeastern United States.



Fossil, Inc., headquartered in Richardson, Texas, is a designer and distributor of contemporary, high quality fashion watches, leather accessories and sunglasses. The company markets its products under the brand names of "Fossil," "FS," and "Relic" primarily through department stores and other major retailers.



Gentiva Health Services, Inc., headquartered in Melville, New York, operates a health services business in the United States and Canada providing specialty pharmaceutical services (including infusion therapy) and home care nursing services. The company's services include the distribution of drugs and other biological and pharmaceutical products and professional support services for individuals with chronic diseases, such as hemophilia, primary pulmonary hypertension, autoimmune deficiencies and growth disorders.



Heartland Express, Inc., headquartered in Coralville, Iowa, is a short-to-medium haul truckload carrier. The company transports a variety of goods, including appliances, automotive parts, paper products, retail goods and packaged foodstuffs, using a combined fleet of company-owned and owner-operator tractors.



J.B. Hunt Transport Services, Inc., headquartered in Lowell, Arkansas, provides a variety of motor transport services throughout the United States, Canada and Mexico. The company operates four distinct operating segments: dry-van truck only, intermodal, dedicated contract services and logistics business segments.



ICU Medical, Inc., headquartered in San Clemente, California, develops, manufactures and sells proprietary, disposable medical connection systems for use in intravenous therapy applications. The company's devices are designed to protect healthcare workers and their patients from exposure to infectious diseases such as Hepatitis B and C and HIV through accidental needlesticks.



ITT Educational Services, Inc., headquartered in Indianapolis, Indiana, provides technical post-secondary degree programs which are designed to provide students with the knowledge and skills necessary for entry-level employment in technical positions in a variety of industries. The company operates its technical schools in 27 states.



InFocus Corporation, headquartered in Wilsonville, Oregon, develops, manufactures and markets data/video projection products and services to present video, audio, graphics and data from personal computers, workstations, VCRs and laser disc players. The company's products are used in business, education and government markets for training sessions, meetings, and other applications involving the sharing of computer-generated and/or video information with an audience.



Insight Enterprises, Inc., headquartered in Tempe, Arizona, sells microcomputers, peripherals and software mainly to small and medium-sized enterprises, through a combination of targeted direct mail catalogs, advertising in computer magazines and publications, and a strong outbound telemarketing sales force.



Intermagnetics General Corporation, headquartered in Latham, New York, is a leading developer and manufacturer of superconducting materials, electromagnetic components and cryogenic refrigeration systems. Their products are sold separately, or are combined together and sold as integrated sub-systems primarily in the magnetic resonance imaging
(MRI), instrumentation and energy technology markets.



JDA Software Group, Inc., headquartered in Scottsdale, Arizona, is a global provider of integrated retail software products and professional services. The company's products address the requirements for the entire retail supply chain: from the corporate level with merchandising, financial, and data warehouse systems; to the distribution level with warehouse management and logistics systems; and finally to the store level with point-of-sale and back-office applications.



LNR Property Corporation, headquartered in Miami, Florida, is a real estate investment and management company, which structures and makes real estate and real estate related investments. The company also owns, develops and manages commercial and multi-family residential properties.



MKS Instruments, Inc., headquartered in Andover, Massachusetts, develops, makes and supplies instruments and components used to measure, control and analyze gases in semiconductor manufacturing and similar industrial manufacturing processes.



Mentor Corporation, headquartered in Santa Barbara, California, develops, manufactures, and markets a broad range of products for the medical specialties of plastic, reconstructive and general surgery as well as urology. The company's products include a line of implantable prostheses for plastic and reconstructive surgery and capital equipment used in soft tissue aspiration. Urologic products include disposable and surgical products for the management of urinary incontinence, surgically implantable prostheses for the treatment of impotence and brachytherapy seeds for the treatment of prostate cancer.



Nanometrics Incorporated, headquartered in Milpitas, California, designs, manufactures, markets and supports thin film metrology systems for the semiconductor, flat panel display and magnetic recording head industries. The company's measurement systems use a broad spectrum of wavelengths, high-sensitivity optics, proprietary software and patented technology to measure the thickness and uniformity of films deposited on silicon and other substrates as well as their chemical composition.



Ohio Casualty Corporation, headquartered in Fairfiled, Ohio, conducts a property and casualty insurance business. The company also conducts a premium finance business through a direct subsidiary.



Remington Oil & Gas Corporation, headquartered in Dallas, Texas, is primarily engaged in the exploration, development and production of oil and gas reserves in the offshore Gulf of Mexico and onshore Gulf Coast areas.



Republic Bancorp Inc., headquartered in Owosso, Michigan, is a bank holding company for Republic Bank. Services include commercial and retail banking, as well as mortgage lending, investment and insurance services.



Roadway Corporation, headquartered in Akron, Ohio, is a holding company that identifies acquisition, merger and partnership candidates for the Roadway portfolio of companies. The company provides transportation and electronic business solutions to customers in the United States and other countries.



Serologicals Corporation, headquartered in Norcross, Georgia, is a provider of specialty human antibodies and other blood-related products and services to major healthcare companies. Services include donor recruitment, donor management and clinical testing services. The company provides value-added specialty antibodies used as the active ingredients in therapeutic products for the treatment and management of Rh incompatibility in newborns, rabies and hepatitis and in diagnostic products such as blood typing reagents and diagnostic test kits.



Shuffle Master, Inc., headquartered in Las Vegas, Nevada, develops, manufactures and markets automatic card shuffling equipment, table games and video/slot machine game software for the gaming industry.



Sonic Corp., headquartered in Oklahoma City, Oklahoma, operates and franchises the largest chain of drive-in restaurants in the United States.



Staten Island Bancorp, Inc., headquartered in Staten Island, New York, is the holding company for SI Bank & Trust. The bank is a full-service, community savings bank, operating in New York and New Jersey.



Take-Two Interactive Software, Inc., headquartered in New York, New York, designs, develops, publishes and markets interactive software games.



United Natural Foods, Inc., headquartered in Dayville, Connecticut, is an independent national distributor of natural foods and related products, serving natural products retailers, super natural chains and conventional supermarkets in the United States.


Value Line(R) Target 25 Strategy Stocks
_______________________________________


Airgas, Inc., headquartered in Radnor, Pennsylvania, distributes industrial, medical and specialty gases, welding machines, accessories and protective equipment. The company also manufactures carbon products, calcium carbide and nitrous oxide.



American Woodmark Corporation, headquartered in Winchester, Virginia, manufactures and distributes kitchen cabinets and vanities for the remodeling and new home construction markets.



Apogee Enterprises, Inc., headquartered in Minneapolis, Minnesota, provides technologies used in the design and development of value-added glass products, services and systems for the non-residential building, commercial and automotive markets.



Applebee's International, Inc., headquartered in Overland Park, Kansas, develops, franchises and operates casual dining restaurants in 49 states and eight international countries under the "Applebee's Neighborhood Grill and Bar" name.



AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.



Bio-Rad Laboratories, Inc. (Class A), headquartered in Hercules,
California, manufactures and supplies the life science, analytical chemistry and healthcare markets with a broad range of products and systems used to separate complex chemical and biological materials, and to identify, analyze and purify their components.



Chico's FAS, Inc., headquartered in Fort Myers, Florida, is a specialty retailer of exclusively designed, private label casual to dressy clothing and complementary accessories.

Copart, Inc., headquartered in Benicia, California, provides vehicle suppliers, mainly insurance companies, with a full range of services to process and sell salvage vehicles through auctions, principally to licensed dismantlers, rebuilders and used vehicle dealers.



Diagnostic Products Corporation, headquartered in Los Angeles,
California, develops, manufactures and markets medical immunodiagnostic test kits which utilize state-of-the-art technology derived from immunology and molecular biology. The company also makes automated laboratory instruments.



Fred's, Inc., headquartered in Memphis, Tennessee, operates discount general merchandise stores in the southeastern United States.



The Great Atlantic & Pacific Tea Company, Inc., headquartered in
Montvale, New Jersey, is a supermarket company which operates under the names: "A&P," "Super Fresh," "Sav-A-Center," "Farmer Jack,"
"Waldbaum's," "Super FoodMart," "Ultra Food and Drug," "Dominion," "Food Basics," "The Barn Markets" and "Food Emporium."



IKON Office Solutions, Inc., headquartered in Valley Forge,
Pennsylvania, offers a broad range of business products including copier and printing systems, computer networking, outsourcing, distributed printing, imaging, network design and consulting, application development and technology training.



Lands' End, Inc., headquartered in Dodgeville, Wisconsin, is a direct marketer of traditionally styled, casual clothing for men, women and children; accessories; domestics; shoes; and soft luggage.



Michaels Stores, Inc., headquartered in Irving, Texas, is a national specialty retailer providing materials, ideas and education for creative activities in home decor, art and craft projects.



Mohawk Industries, Inc., headquartered in Calhoun, Georgia, designs and manufactures woven and tufted broadloom carpet and rugs for principally residential applications.



Mylan Laboratories Inc., headquartered in Pittsburgh, Pennsylvania, is a leading manufacturer of generic pharmaceutical products in finished tablet, capsule and powder dosage forms, for resale by others. The company's generic drugs encompass approximately 33 different therapeutic classes, including analgesics, antianginals, antianxiety agents, antibiotics, antidepressants, antidiabetics, antidiarrheals, an antigout drug, an antihistamine, antihypertensives, anti-inflammatories, antipsychotics, anxiolytics, a bronchial dilator, diuretics, hypnotic agents, a muscle relaxant and a uricosuric.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



RPM, Inc., headquartered in Medina, Ohio, manufactures and markets protective coatings that are used in waterproofing, general maintenance, flooring systems and coating, corrosion control, and other applications.



Regis Corporation, headquartered in Edina, Minnesota, is an owner, operator, franchisor and acquirer of hair and retail product salons.



Ryan's Family Steak Houses, Inc., headquartered in Greer, South
Carolina, operates a chain of restaurants located principally in the southern and midwestern United States.



The Ryland Group, Inc., headquartered in Calabasas, California, and subsidiaries consist of two business segments: homebuilding and financial services.



Storage Technology Corporation, headquartered in Louisville, Colorado, designs, manufactures, markets and maintains information storage products, storage services and storage management software.



Urban Outfitters, Inc., headquartered in Philadelphia, Pennsylvania, operates two business segments, a lifestyle-oriented general merchandise-retailing segment and a wholesale apparel business.



West Marine, Inc., headquartered in Watsonville, California, retails recreational and commercial boating supplies and apparel under the "West Marine" and "E&B Discount Marine" names. The company sells its products through specialty retail stores and catalogs. The company is also involved in the wholesale distribution of products to commercial customers and other retailers through its "Port Supply" business line and stores.



The Wet Seal, Inc. (Class A), headquartered in Foothill Ranch,
California, is a nationwide specialty retailer of fashionable and contemporary apparel and accessory items designed for consumers with a young, active lifestyle.


Equity Securities Selected for the Total Target Portfolio, 1(st) Quarter
                               2002 Series

The Dow(sm) DART 5 Strategy Stocks
__________________________________


Alcoa Inc., headquartered in Pittsburgh, Pennsylvania, makes primary aluminum and fabricated products for the transportation, construction, packaging and other markets.



The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.



International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.



J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.


The Nasdaq(R) Target 15 Strategy Stocks
_______________________________________


Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.



Bed Bath & Beyond Inc., headquartered in Union, New Jersey, sells domestic merchandise (bed linens, bath accessories and kitchen textiles) and home furnishings (cookware, dinnerware, glassware and basic housewares) through retail stores.



Biogen, Inc., headquartered in Cambridge, Massachusetts, develops and makes pharmaceuticals for human healthcare through genetic engineering. The company's primary focus is on developing and testing products for the treatment of multiple sclerosis, inflammatory and respiratory diseases, kidney diseases and certain viruses and cancers.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



CDW Computer Centers, Inc., headquartered in Vernon Hills, Illinois, sells microcomputer hardware and peripherals including desktop computers, notebooks and laptops, printing devices, video monitors, communication equipment, add-on boards and memory and data storage devices; accessories; networking products; and software.



Cintas Corporation, headquartered in Cincinnati, Ohio, designs and manufactures corporate identity uniforms which they rent or sell to customers, along with non-uniform equipment. The company also offers ancillary products which include the sale or rental of walk-off mats, fender covers, towels, mops and linen products.



Concord EFS, Inc., headquartered in Memphis, Tennessee, provides electronic transaction authorization, processing, settlement and funds transfer services on a nationwide basis.



Costco Wholesale Corporation, headquartered in Issaquah, Washington, operates a chain of wholesale cash-and-carry membership warehouses that sell high-quality, nationally branded and selected private label merchandise at low prices to businesses and individuals who are members of selected employee groups. The company's warehouses are located in the United States, Canada, Japan, Korea, Mexico, Taiwan and the United Kingdom.



Cytyc Corporation, headquartered in Boxborough, Massachusetts, designs, develops, makes and sells the "ThinPrep" sample preparation system for the automated preparation of microscope slides of cervical cell specimens for use in cervical cancer screening, as well as for the preparation of non-gynecological cell specimens.



Fiserv, Inc., headquartered in Brookfield, Wisconsin, provides information management technology and related services to banks, broker/dealers, credit unions, financial planners and investment advisers, insurance companies, leasing companies, mortgage lenders and savings institutions



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Microchip Technology Incorporated, headquartered in Chandler, Arizona, develops, makes and markets field programmable 8-bit microcontrollers, application-specific standard products and related specialty memory products for high-volume embedded control applications in the consumer, automotive, office automation, communications and industrial markets.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.

PACCAR Inc., headquartered in Bellevue, Washington, makes light-, medium- and heavy-duty trucks and related aftermarket parts; and provides financing and leasing services to customers and dealers. In addition, the company sells general automotive parts and accessories through retail outlets.



Symantec Corporation, headquartered in Cupertino, California, develops utility software for business and personal computing. The company's products are organized into 3 business units: remote productivity solutions; security and assistance; and Internet tools, royalties and other.


The S&P Target 24 Strategy Stocks
_________________________________


Autodesk, Inc., headquartered in San Rafael, California, is a software design and digital content company for the architectural design and land development, manufacturing, utilities, telecommunications, and media and entertainment industries.



AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.



Avon Products, Inc., headquartered in New York, New York, makes and markets beauty and related products, which include cosmetics, fragrances and toiletries; gifts and decorative products; apparel; and fashion jewelry and accessories.



BellSouth Corporation, headquartered in Atlanta, Georgia, is a communications company serving customers in 20 countries. The company provides wireline network access services for voice, digital and data, cable and digital TV and advertising services, web design and hosting and Internet access and wireless communications.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Burlington Resources Inc., headquartered in Houston, Texas, is a holding company engaged, through its subsidiaries, in the exploration, development, production and marketing of crude oil and natural gas.



CenturyTel, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.



Deluxe Corporation, headquartered in Shoreview, Minnesota, is a provider of integrated risk management, electronic transaction services and paper payments to the financial services and retail industries.



Devon Energy Corporation, headquartered in Oklahoma City, Oklahoma, including its subsidiaries, is an energy company engaged primarily in oil and gas exploration, development and production and in the acquisition of producing properties.



Forest Laboratories, Inc., headquartered in New York, New York, develops, manufactures and sells both branded and generic forms of ethical drug products that require a physician's prescription, as well as non-prescription pharmaceutical products sold over-the-counter.



General Mills, Inc., headquartered in Minneapolis, Minnesota, makes and markets a variety of consumer food products, including ready-to-eat cereals, desserts, flour and baking mixes, dinner and side dish products, snack products, beverages and yogurt products.



Genuine Parts Company, headquartered in Atlanta, Georgia, is a wholesale distributor of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials.



Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.



KLA-Tencor Corporation, headquartered in San Jose, California, designs, makes, markets and services yield management and process monitoring systems for the semiconductor manufacturing industry.



Moody's Corporation, headquartered in New York, New York, is a global credit rating, research and risk analysis firm, publishing credit opinions, research and ratings on fixed-income securities, issuers of securities and other credit obligations.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



The Progressive Corporation, headquartered in Mayfield Village, Ohio, is an insurance holding company for subsidiaries which provide personal auto insurance and specialty property-casualty insurance.



Robert Half International Inc., headquartered in Menlo Park, California, provides temporary and permanent personnel in the fields of accounting

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and finance. The company also provides administrative and office personnel, paralegal, legal administrative and other legal support positions, and temporary information technology professionals.



SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.



The Stanley Works, headquartered in New Britain, Connecticut, manufactures products for the home improvement and consumer markets including handtools, hardware and residential door systems.



Stilwell Financial, Inc., headquartered in Kansas City, Missouri, provides investment management services through its subsidiaries, Janus Capital Corporation, Berger LLC and Nelson Money Managers Plc. The company also has a minority interest in DST Systems, which provides information processing and software.



Sunoco, Inc., headquartered in Philadelphia, Pennsylvania, through its subsidiaries, is a petroleum refiner and marketer with interests in coke-making and coal mining. The company's petroleum refining and marketing operations are conducted primarily in the eastern half of the United States.



The TJX Companies, Inc., headquartered in Framingham, Massachusetts, operates "T.J. Maxx," "Marshalls," "Winners Apparel," "HomeGoods" and "T.K. Maxx" stores in the United States, Canada and Europe selling off-price family apparel, accessories, domestics and giftware.



UST Inc., headquartered in Greenwich, Connecticut, through its subsidiaries, manufactures and sells smokeless tobacco products (snuff and chewing tobacco), wines and craft beers, and premium cigars.


  Equity Securities Selected for the Value Line(R) Target 25 Portfolio,
                        1(st) Quarter 2002 Series


Airgas, Inc., headquartered in Radnor, Pennsylvania, distributes industrial, medical and specialty gases, welding machines, accessories and protective equipment. The company also manufactures carbon products, calcium carbide and nitrous oxide.



American Woodmark Corporation, headquartered in Winchester, Virginia, manufactures and distributes kitchen cabinets and vanities for the remodeling and new home construction markets.



Apogee Enterprises, Inc., headquartered in Minneapolis, Minnesota, provides technologies used in the design and development of value-added glass products, services and systems for the non-residential building, commercial and automotive markets.



Applebee's International, Inc., headquartered in Overland Park, Kansas, develops, franchises and operates casual dining restaurants in 49 states and eight international countries under the "Applebee's Neighborhood Grill and Bar" name.



AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.



Bio-Rad Laboratories, Inc. (Class A), headquartered in Hercules,
California, manufactures and supplies the life science, analytical chemistry and healthcare markets with a broad range of products and systems used to separate complex chemical and biological materials, and to identify, analyze and purify their components.



Chico's FAS, Inc., headquartered in Fort Myers, Florida, is a specialty retailer of exclusively designed, private label casual to dressy clothing and complementary accessories.



Copart, Inc., headquartered in Benicia, California, provides vehicle suppliers, mainly insurance companies, with a full range of services to process and sell salvage vehicles through auctions, principally to licensed dismantlers, rebuilders and used vehicle dealers.



Diagnostic Products Corporation, headquartered in Los Angeles,
California, develops, manufactures and markets medical immunodiagnostic test kits which utilize state-of-the-art technology derived from immunology and molecular biology. The company also makes automated laboratory instruments.



Fred's, Inc., headquartered in Memphis, Tennessee, operates discount general merchandise stores in the southeastern United States.



The Great Atlantic & Pacific Tea Company, Inc., headquartered in
Montvale, New Jersey, is a supermarket company which operates under the names: "A&P," "Super Fresh," "Sav-A-Center," "Farmer Jack,"
"Waldbaum's," "Super FoodMart," "Ultra Food and Drug," "Dominion," "Food Basics," "The Barn Markets" and "Food Emporium."



IKON Office Solutions, Inc., headquartered in Valley Forge,
Pennsylvania, offers a broad range of business products including copier and printing systems, computer networking, outsourcing, distributed printing, imaging, network design and consulting, application development and technology training.


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Lands' End, Inc., headquartered in Dodgeville, Wisconsin, is a direct marketer of traditionally styled, casual clothing for men, women and children; accessories; domestics; shoes; and soft luggage.



Michaels Stores, Inc., headquartered in Irving, Texas, is a national specialty retailer providing materials, ideas and education for creative activities in home decor, art and craft projects.



Mohawk Industries, Inc., headquartered in Calhoun, Georgia, designs and manufactures woven and tufted broadloom carpet and rugs for principally residential applications.



Mylan Laboratories Inc., headquartered in Pittsburgh, Pennsylvania, is a leading manufacturer of generic pharmaceutical products in finished tablet, capsule and powder dosage forms, for resale by others. The company's generic drugs encompass approximately 33 different therapeutic classes, including analgesics, antianginals, antianxiety agents, antibiotics, antidepressants, antidiabetics, antidiarrheals, an antigout drug, an antihistamine, antihypertensives, anti-inflammatories, antipsychotics, anxiolytics, a bronchial dilator, diuretics, hypnotic agents, a muscle relaxant and a uricosuric.



NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.



RPM, Inc., headquartered in Medina, Ohio, manufactures and markets protective coatings that are used in waterproofing, general maintenance, flooring systems and coating, corrosion control, and other applications.



Regis Corporation, headquartered in Edina, Minnesota, is an owner, operator, franchisor and acquirer of hair and retail product salons.



Ryan's Family Steak Houses, Inc., headquartered in Greer, South
Carolina, operates a chain of restaurants located principally in the southern and midwestern United States.



The Ryland Group, Inc., headquartered in Calabasas, California, and subsidiaries consist of two business segments: homebuilding and financial services.



Storage Technology Corporation, headquartered in Louisville, Colorado, designs, manufactures, markets and maintains information storage products, storage services and storage management software.



Urban Outfitters, Inc., headquartered in Philadelphia, Pennsylvania, operates two business segments, a lifestyle-oriented general merchandise-retailing segment and a wholesale apparel business.



West Marine, Inc., headquartered in Watsonville, California, retails recreational and commercial boating supplies and apparel under the "West Marine" and "E&B Discount Marine" names. The company sells its products through specialty retail stores and catalogs. The company is also involved in the wholesale distribution of products to commercial customers and other retailers through its "Port Supply" business line and stores.



The Wet Seal, Inc. (Class A), headquartered in Foothill Ranch,
California, is a nationwide specialty retailer of fashionable and contemporary apparel and accessory items designed for consumers with a young, active lifestyle.


We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

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